UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22106

Tortoise Power and Energy Infrastructure Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant’s telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period: November 30, 2014

Item 1. Report to Stockholders.

TPZ
LISTED
NYSE

# Tortoise Power and Energy Infrastructure Fund, Inc.

Yield

Growth

Quality

## 2014 Annual Report

November 30, 2014

…Steady Wins®

Company at a Glance

Tortoise Power and Energy Infrastructure Fund, Inc. (NYSE: TPZ) invests in a portfolio of fixed income and equity securities issued by power and energy infrastructure companies. The Fund’s goal is to provide stockholders a high level of current income, with a secondary objective of capital appreciation. The Fund seeks to invest in a portfolio of companies that provide stable and defensive characteristics throughout economic cycles.

Infrastructure Asset Class

Increasingly, institutions have allocated a portion of their investment portfolio to infrastructure due to its desirable investment characteristics, which include:

■	Long-term stable asset class with low historical volatility

■	Attractive risk-adjusted returns

■	Investment diversification through low historical correlation with other asset classes

■	A potential inflation hedge through equity investments

For Investors Seeking

■	A fund which invests in the historically stable and defensive power and energy infrastructure sectors

■	Monthly distributions

■	Fund invested in fixed income securities with low volatility and more safety as well as MLPs for growth

■	One Form 1099 per stockholder at the end of the year, thus avoiding multiple K-1s and multiple state filings related to individual MLP partnership investments

Power and Energy Infrastructure Operations

At the heart of the infrastructure asset class is power and energy infrastructure:

Power Infrastructure — The ownership and operation of asset systems that provide electric power generation (including renewable energy), transmission and distribution.

Energy Infrastructure — The ownership and operation of a network of pipeline assets to transport, store, gather, and/or process crude oil, refined petroleum products, natural gas or natural gas liquids (including renewable energy).

Distribution Policy — Tortoise Power and Energy Infrastructure Fund, Inc. (‘‘TPZ”), with approval of its Board of Directors (the “Board”), has adopted a distribution policy (the “Policy”) with the purpose of distributing over the course of each year, through periodic distributions as nearly equal as practicable and any required special distributions, an amount closely approximating the total taxable income of TPZ during such year and, if so determined by the Board, all or a portion of the return of capital paid by portfolio companies to TPZ during such year. In accordance with its Policy, TPZ distributes a fixed amount per common share, currently $0.125, each month to its common shareholders. This amount is subject to change from time to time at the discretion of the Board. Although the level of distributions is independent of TPZ’s performance, TPZ expects such distributions to correlate with its performance over time. Each monthly distribution to shareholders is expected to be at the fixed amount established by the Board, except for extraordinary distributions in light of TPZ’s performance for the entire calendar year and to enable TPZ to comply with the distribution requirements imposed by the Internal Revenue Code. The Board may amend, suspend or terminate the Policy without prior notice to shareholders if it deems such action to be in the best interests of TPZ and its shareholders. For example, the Board might take such action if the Policy had the effect of shrinking TPZ’s assets to a level that was determined to be detrimental to TPZ shareholders. The suspension or termination of the Policy could have the effect of creating a trading discount (if TPZ’s stock is trading at or above net asset value), widening an existing trading discount, or decreasing an existing premium.

You should not draw any conclusions about TPZ’s investment performance from the amount of the distribution or from the terms of TPZ’s distribution policy. TPZ estimates that it has distributed more than its income and net realized capital gains; therefore, a portion of your distribution may be a return of capital. A return of capital may occur, for example, when some or all of the money that you invested in TPZ is paid back to you. A return of capital distribution does not necessarily reflect TPZ’s investment performance and should not be confused with “yield” or “income.” The amounts and sources of distributions reported are only estimates and are not being provided for tax reporting purposes. The actual amounts and sources of the amounts for tax reporting purposes will depend upon TPZ’s investment experience during the remainder of its fiscal year and may be subject to changes based on tax regulations. TPZ will send you a Form 1099-DIV for the calendar year that will tell you how to report these distributions for federal income tax purposes.

December 31, 2014

Dear Fellow Stockholders,

The broad energy sector, including power and energy infrastructure companies, had a strong first three quarters of the fiscal year ending Nov. 30, 2014, benefiting from robust volumes of oil and natural gas being produced out of North American shales. However, energy stocks retreated significantly in the fourth quarter as investors reacted to the drop in crude oil prices. As can be the case in the short term, the market did not necessarily decipher quality, and energy-related stocks across the value chain were affected. As such, power and energy infrastructure companies also pulled back, but to a lesser extent, as they typically are not directly affected by commodity price volatility and tend to have more steady, fee-based revenues.

Factors pressuring oil included increasing global supply, particularly out of Libya, where production had been offline due to political strife, slowing global demand growth and a strengthening U.S. dollar. In addition, during the last week of the fund’s fiscal year, oil prices fell sharply following the Organization of the Petroleum Exporting Countries’ (OPEC) Nov. 27th announcement that it would not cut current crude oil production levels. While this did not have much of an effect on the fund’s fiscal year, it did impact its entry into fiscal 2015.

Despite the challenges in the energy sector, which emerged as the worst-performing sector for the fiscal year, broader equity market performance was solid during the same period, with the S&P 500 Index® reaching record highs. The U.S. economy expanded during the year, with a steady stream of upbeat economic data reflecting continued healthy domestic growth, although the global economy continued to struggle, with weakness particularly in Europe and Asia.

Power And Energy Infrastructure Sector Review and Outlook

The TPZ Benchmark Composite* posted a total return of 10.8 percent for the fiscal year ending Nov. 30, 2014 as compared to the S&P 500 Index’s® 16.9 percent as a result of the composite’s fixed income exposure. The benchmark composite is comprised of a blend of 70 percent fixed income and 30 percent equity securities issued by companies in the power and energy infrastructure sectors. Both the fixed income and equity portions of the composite contributed, but the equity allocation’s contribution was larger, driven by continued gains in the economy and increasing industrial demand, while fixed income holdings were restrained by concerns about rising interest rates. Within the composite, power debt outperformed energy debt during the year. As a proxy for the broader fixed-income market, the Barclays Aggregate Bond Index posted a 5.3 percent return for fiscal 2014, while the 10-year Treasury yield declined from 2.74 percent to 2.16 percent in fiscal 2014.

Despite the steep decline in the price of oil, total U.S. crude oil production remained robust, estimated to average 8.6 million barrels per day (MMbbl/d) in 2014, with 2015 production projected to average 9.3 MMbbl/d.¹ Natural gas production has been equally impressive, projected to reach an estimated average total of 70.0 billion cubic feet per day (Bcf/d) for the lower 48 states in fiscal 2014. Natural gas production is anticipated to grow an average 3.1 percent in 2015.1 We believe that this robust supply and lower costs will drive greater demand for natural gas from a broad range of consumers, including manufacturers and power generators. We anticipate that progress will continue for energy and power infrastructure companies, whose performance is not highly correlated to the price of oil.

Capital markets continued to underpin sector growth during the fiscal year, with power and energy infrastructure companies raising approximately $209 billion in total capital. Merger and acquisition (M&A) activity was also robust, totaling more than $160 billion for the fiscal year.

Fund Performance Review and Outlook

The fund’s total assets increased from $233.8 million on Nov. 30, 2013, to $259.4 million on Nov. 30, 2014. This increase resulted primarily from net realized and unrealized gains on investments and $5 million in new leverage proceeds. The fund’s market-based total return was 14.9 percent and its NAV-based total return was 16.8 percent for the fiscal year ending Nov. 30, 2014 (both reflecting the reinvestment of distributions). The bulk of this performance was delivered during the first three quarters of the fund’s fiscal year; during the difficult fourth fiscal quarter, the fund’s market-based and NAV-based returns were -7.9 and -3.1 percent, respectively. Fund performance retreated, though to a lesser extent due to the fund’s exposure to fixed income securities, as investors responded to falling crude oil prices, affecting even those companies with little or no commodity price risk.

All in, the fund produced relatively strong NAV performance for the fiscal year. The difference between the market value total return and the NAV total return reflected a slight widening in the discount of the fund’s stock price relative to its NAV over the year and in the fourth quarter, ending the fiscal year at a 13.4 percent discount to NAV. We are undertaking some efforts that we believe may help improve investor sentiment and could perhaps start closing that gap. We continue to believe in the closed-end fund structure and believe TPZ is fundamentally well-positioned for the longterm, which is particularly relevant in today’s environment. We plan to increase education, communication and outreach emphasizing the benefits of the closed-end fund structure and the long-term attractive

(Unaudited)

2014 Annual Report       1

risk-reward potential of the fund’s strategy to both existing and potential stockholders. We’ll continue to work internally and with the fund board to explore other areas that may benefit market performance while maintaining our long-term, prudent approach to managing the fund.

The fund paid monthly distributions of $0.125 per common share ($1.50 annualized) throughout the fiscal year. These distributions represented an annualized distribution rate of 5.6 percent based on the fund’s fiscal year closing price of $26.90. The fund also paid a distribution of $1.25 per share on Dec. 31, 2014 to meet minimum distribution requirements and to avoid being subject to excise taxes. For tax purposes, distributions to stockholders for 2014 were 65 percent long-term capital gains, 31 percent ordinary dividend income and 4 percent qualified dividend income. The fund ended the fiscal year with leverage (bank debt) at 16.3 percent of total assets. Please refer to the inside front cover of this report for important information about the fund’s distribution policy.

Key Asset Performance Drivers

A number of factors drove the fund’s solid asset performance during the fiscal year and the fourth fiscal quarter:

●	Both the equity and fixed-income components of the fund contributed to absolute performance for the fiscal year, with the contribution from equities pulling ahead of that delivered by the fund’s fixed-income exposure due to concern about rising interest rates. However in the fourth fiscal quarter, exposure to fixed income helped as the energy equity market struggled.

●	The fund’s stake in natural gas pipeline companies contributed the most to absolute performance for the fiscal year, as these firms benefited from the increasing need for greater pipeline takeaway capacity, particularly from the Marcellus. Although, these holdings restrained performance in the fourth quarter as natural gas liquids (NGL) prices declined along with crude oil prices due to anticipation of decreased growth in volumes.

●	The fund’s stake in crude oil pipeline companies that benefited from increased production added to absolute performance for the fiscal year, but restrained performance in the fourth quarter as crude oil prices declined due to anticipation of decreased growth in volumes.

●	Power companies, which are a strategic area of focus for the fund, positively contributed to results for the fiscal year, and helped in relative terms in the fourth quarter when they performed much better than other areas of the sector. Contributors in the group included selected YieldCos (utility and power companies with a high yield and visible growth component) that are benefiting from long-term contracts for power generation.

Additional information about the fund’s financial performance, distributions and leverage is available in the Key Financial Data and Management’s Discussion sections of this report.

Concluding Thoughts

Despite recent volatility in the energy sector, we believe that over the long term, production growth will continue, albeit perhaps at a slower pace, nonetheless helping North American power and energy infrastructure companies that are well positioned to benefit from strong demand growth in the months ahead. We believe a portfolio providing exposure to essential power and energy assets that are diversified through both location and the products they transport will help investors through this volatility. We believe that TPZ offers stockholders an attractive, long-term investment opportunity anchored in current income, despite current challenges in the energy market.

Sincerely,
The Managing Directors
Tortoise Capital Advisors, L.L.C.
The adviser to Tortoise Power and Energy Infrastructure Fund, Inc.

*TPZ Benchmark Index includes the BofA Merrill Lynch US Energy Index (CIEN), the BofA Merrill Lynch US Electricity Index (CUEL) and the Tortoise MLP Index (TMLP).
Performance data quoted represents past performance; past performance does not guarantee future results. Like any other stock, total return and market value will fluctuate so that an investment, when sold, may be worth more or less than its original cost.
¹ Energy Information Administration, Dec. 2014

(Unaudited)

2       Tortoise Power and Energy Infrastructure Fund, Inc.

Key Financial Data (Supplemental Unaudited Information)
(dollar amounts in thousands unless otherwise indicated)

The information presented below regarding Distributable Cash Flow and Selected Financial Information is supplemental non-GAAP financial information, which we believe is meaningful to understanding our operating performance. The Distributable Cash Flow Ratios include the functional equivalent of EBITDA for non-investment companies, and we believe they are an important supplemental measure of performance and promote comparisons from period-to-period. This information is supplemental, is not inclusive of required financial disclosures (e.g. Total Expense Ratio), and should be read in conjunction with our full financial statements.

	Year Ended November 30,		2013	2014
	2013	2014	Q4(1)	Q1(1)	Q2(1)	Q3(1)	Q4(1)
Total Income from Investments
Interest earned on corporate bonds	$8,290	$8,298	$2,098	$2,091	$2,057	$2,043	$2,107
Dividends and distributions from equity securities	3,344	3,341	809	808	833	782	918
Dividends paid in stock	2,345	2,296	602	615	620	564	497
Total from investments	13,979	13,935	3,509	3,514	3,510	3,389	3,522
Operating Expenses Before Leverage Costs
Advisory fees, net of fees waived	1,953	2,212	487	507	545	579	581
Other operating expenses	500	531	131	132	136	131	132
	2,453	2,743	618	639	681	710	713
Distributable cash flow before leverage costs	11,526	11,192	2,891	2,875	2,829	2,679	2,809
Leverage costs(2)	793	764	188	187	191	194	192
Distributable Cash Flow(3)	$10,733	$10,428	$2,703	$2,688	$2,638	$2,485	$2,617
Net realized gain on investments	$10,216	$14,147	$1,952	$1,524	$13	$8,061	$4,549
As a percent of average total assets(4)
Total from investments	6.05%	5.62%	6.07%	6.06%	5.78%	5.24%	5.43%
Operating expenses before leverage costs	1.06%	1.11%	1.07%	1.10%	1.12%	1.10%	1.10%
Distributable cash flow before leverage costs	4.99%	4.51%	5.00%	4.96%	4.66%	4.14%	4.33%
As a percent of average net assets(4)
Total from investments	7.22%	6.68%	7.29%	7.27%	6.87%	6.20%	6.45%
Operating expenses before leverage costs	1.27%	1.31%	1.28%	1.32%	1.33%	1.30%	1.31%
Leverage costs	0.41%	0.37%	0.39%	0.39%	0.37%	0.35%	0.35%
Distributable cash flow	5.54%	5.00%	5.62%	5.56%	5.17%	4.55%	4.79%

Selected Financial Information
Distributions paid on common stock	$10,427	$10,427	$2,607	$2,607	$2,607	$2,606	$2,607
Distributions paid on common stock per share	1.500	1.500	0.375	0.375	0.375	0.375	0.375
Total assets, end of period	233,832	259,361	233,832	236,367	247,186	266,208	259,361
Average total assets during period(5)	231,213	247,823	231,996	235,168	241,067	256,362	260,127
Leverage(6)	37,400	42,400	37,400	37,400	37,900	39,400	42,400
Leverage as a percent of total assets	16.0%	16.3%	16.0%	15.8%	15.3%	14.8%	16.3%
Net unrealized appreciation, end of period	61,970	73,587	61,970	63,884	75,935	86,880	73,587
Net assets, end of period	195,484	216,048	195,484	197,620	208,421	226,025	216,048
Average net assets during period(7)	193,670	208,698	193,161	195,964	202,603	216,927	219,134
Net asset value per common share	28.12	31.08	28.12	28.43	29.98	32.52	31.08
Market value per common share	24.74	26.90	24.74	25.47	27.44	29.62	26.90
Shares outstanding (000’s)	6,951	6,951	6,951	6,951	6,951	6,951	6,951

(1)	Q1 is the period from December through February. Q2 is the period from March through May. Q3 is the period from June through August. Q4 is the period from September through November.
(2)	Leverage costs include interest expense, interest rate swap expenses and other leverage expenses.
(3)	“Net investment income” on the Statement of Operations is adjusted as follows to reconcile to Distributable Cash Flow (DCF): increased by the return of capital on distributions, the value of paid-in-kind distributions, amortization of debt issuance costs and the change in methodology for calculating amortization of premiums or discounts; and decreased by realized and unrealized gains (losses) on interest rate swap settlements.
(4)	Annualized for periods less than one full year.
(5)	Computed by averaging month-end values within each period.
(6)	Leverage consists of outstanding borrowings under the revolving credit facility.
(7)	Computed by averaging daily net assets within each period.

2014 Annual Report       3

Management’s Discussion (Unaudited)

The information contained in this section should be read in conjunction with our Financial Statements and the Notes thereto. In addition, this report contains certain forward-looking statements. These statements include the plans and objectives of management for future operations and financial objectives and can be identified by the use of forward-looking terminology such as “may,” “will,” “expect,” “intend,” “anticipate,” “estimate,” or “continue” or the negative thereof or other variations thereon or comparable terminology. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are set forth in the “Risk Factors” section of our public filings with the SEC.

Overview

Tortoise Power and Energy Infrastructure Fund, Inc.’s (“TPZ”) primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. We seek to provide our stockholders a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. Power infrastructure operations use asset systems to provide electric power generation (including renewable energy), transmission and distribution. Energy infrastructure operations use a network of pipeline assets to transport, store, gather and/or process crude oil, refined petroleum products (including biodiesel and ethanol), natural gas or natural gas liquids. We believe the power and energy infrastructure sectors provide stable and defensive characteristics throughout economic cycles. A majority of the investments are in fixed income securities with the remainder invested in equities which provide growth potential.

TPZ is a registered non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and expects to qualify each year as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). Tortoise Capital Advisors, L.L.C. (the “Adviser”) serves as investment adviser.

Company Update

Increased market values of our investments and additional leverage utilization led to slightly higher average total assets during 4th quarter 2014. However, declining market values of our debt and equity investments at the end of the 4th quarter led to an overall decrease in total assets of $6.8 million as compared to the end of the 3rd quarter. Total income received from our investments increased and our total operating expenses also increased slightly during the quarter, mainly due to increased average managed assets. We maintained our regular monthly distribution of $0.125 per share. Additional information on the results of our operations is discussed in more detail below.

Critical Accounting Policies

The financial statements are based on the selection and application of critical accounting policies, which require management to make significant estimates and assumptions. Critical accounting policies are those that are both important to the presentation of our financial condition and results of operations and require management’s most difficult, complex, or subjective judgments. Our critical accounting policies are those applicable to the valuation of investments and certain revenue recognition matters as discussed in Note 2 in the Notes to Financial Statements.

Determining Distributions to Stockholders

We pay monthly distributions based primarily upon our current and estimated future distributable cash flow (“DCF”). In addition, and to the extent that the sum of our net investment company taxable income and net realized gains from investments exceed our monthly distributions, we intend to make an additional distribution to common stockholders in the last quarter of the calendar year in order to avoid being subject to U.S. federal income taxes at the fund level. Our Board of Directors reviews the distribution rate quarterly and may adjust the monthly distributions throughout the year. Our distribution policy is described on the inside front cover of this report.

Determining DCF

DCF is income from investments less expenses. Income from investments includes the accrued interest from corporate bonds, cash distributions and paid-in-kind distributions from master limited partnerships (“MLPs”) and other equity investments and dividends earned from short-term investments. The total expenses include current or anticipated operating expenses and leverage costs.

The Key Financial Data table discloses the calculation of DCF and should be read in conjunction with this discussion. The difference between income from investments in the DCF calculation and total investment income as reported in the Statement of Operations, is reconciled as follows: (1) GAAP recognizes distribution income from MLPs and common stock on their ex-dates, whereas the DCF calculation may reflect distribution income on their pay dates; (2) GAAP recognizes that a significant portion of the cash distributions received from MLPs are characterized as a return of capital and therefore excluded from investment income, whereas the DCF calculation includes the return of capital; (3) income from investments in the DCF calculation includes the value of dividends paid-in-kind (additional stock or units), whereas such amounts are not included as income for GAAP purposes; and (4) amortization of premium or discount for all securities is calculated using the yield to worst methodology for GAAP purposes while yield to call is used in calculating amortization for long-dated hybrid securities in the DCF calculation. The treatment of expenses in the DCF calculation also differs from what is reported in the Statement of Operations. In addition to the total operating expenses, including fee waiver, as disclosed in the Statement of Operations, the DCF calculation reflects interest expense and realized and unrealized gains (losses) on interest rate swap settlements as leverage costs. A reconciliation of Net Investment Income to DCF is included below in Distributable Cash Flow and Capital Gains.

4       Tortoise Power and Energy Infrastructure Fund, Inc.

Management’s Discussion (Unaudited) (Continued)

Income from Investments

We seek to achieve our investment objectives by investing in income-producing fixed income and equity securities of companies that we believe offer attractive distribution rates. We evaluate each holding based upon its contribution to our investment income and its risk relative to other potential investments.

Total income from investments for the 4th quarter 2014 was approximately $3.5 million, an increase of 3.9 percent as compared to 3rd quarter 2014 and an increase of 0.4 percent as compared to 4th quarter 2013. These changes reflect increases in per share distribution rates on our equity investments and distributions received from additional investments funded from leverage proceeds. In addition, income was impacted by trading activity wherein certain investments with higher current yields and lower expected future growth were sold and replaced with investments that had lower current yields and higher expected future growth, the timing of receipt of distributions from new investments, as well as fixed income investments that have been refinanced in a lower interest rate environment.

Expenses

We incur two types of expenses: (1) operating expenses, consisting primarily of the advisory fee, and (2) leverage costs. On a percentage basis, operating expenses before leverage costs were an annualized 1.10 percent of average total assets for 4th quarter 2014, unchanged as compared to the 3rd quarter 2014 and an increase of 0.03 percent as compared to the 4th quarter 2013. Advisory fees, net of fees waived, for 4th quarter 2014 increased slightly as compared to 3rd quarter 2014 due to an increase in average monthly managed assets during the quarter. While the contractual advisory fee is 0.95 percent of average monthly managed assets, the Adviser waived an amount equal to 0.10 percent of average monthly managed assets for calendar year 2013, and has agreed to waive 0.05 percent of average monthly managed assets for calendar year 2014. Other operating expenses increased slightly as compared to 3rd quarter 2014.

Leverage costs consist of two major components: (1) the direct interest expense, which will vary from period to period as our margin borrowing facility has a variable interest rate, and (2) the realized and unrealized gain or loss on our interest rate swap settlements. Detailed information on our margin borrowing facility is included in the Liquidity and Capital Resources section below. Interest accrues on the margin facility at a rate equal to one-month LIBOR plus 0.80 percent. The annual rate of leverage may vary in future periods as a result of changes in LIBOR, the spread charged on the facility, and maturity of our interest rate swap contracts.

The average annualized total cost of leverage was 1.84 percent as of November 30, 2014. Total leverage costs for DCF purposes were approximately $192,000 for the 4th quarter 2014. Although we had slightly higher leverage outstanding during 4th quarter 2014, leverage costs decreased slightly as compared to 3rd quarter 2014 due to lower interest rate swap expenses as well as a change in margin facilities during the quarter that decreased the all-in cost of leverage. Additional information on our leverage is disclosed below in Liquidity and Capital Resources and in our Notes to Financial Statements.

As indicated in Note 9 of our Notes to Financial Statements, at November 30, 2014, we had $26 million notional amount of interest rate swap contracts with Wells Fargo Bank in an attempt to reduce a portion of the interest rate risk arising from our leveraged capital structure. TPZ has agreed to pay Wells Fargo Bank a fixed rate while receiving a floating rate based upon the 3-month U.S. Dollar London Interbank Offered Rate (“LIBOR”). The spread between the fixed swap rate and LIBOR is reflected in our Statement of Operations as a realized or unrealized gain when LIBOR exceeds the fixed rate (Wells Fargo Bank pays TPZ the net difference) or a realized or unrealized loss when the fixed rate exceeds LIBOR (TPZ pays Wells Fargo Bank the net difference). The interest rate swap contracts have a weighted average fixed rate of 1.68 percent and weighted average remaining maturity of approximately 3.6 years. This swap arrangement effectively fixes the cost of approximately 61 percent of our outstanding leverage over the remaining swap period.

Distributable Cash Flow and Capital Gains

For 4th quarter 2014, our DCF was approximately $2.6 million, a decrease of 3.2 percent as compared to 4th quarter 2013 and an increase of 5.3 percent as compared to 3rd quarter 2014. This difference is the net result of the change in income from investments and expenses as outlined above. On August 8, 2014, we declared regular monthly distributions for the 2014 4th fiscal quarter of $0.125 per share. This is unchanged as compared to 3rd quarter 2014.

Net Investment Income on the Statement of Operations is adjusted as follows to reconcile to DCF for fiscal year 2014 and 4th quarter 2014 (in thousands):

	FY 2014	4th Qtr 2014
Net Investment Income	$5,607	$1,470
Adjustments to reconcile to DCF:
Dividends paid in stock	2,296	497
Distributions characterized as return of capital	2,665	683
Interest rate swap expenses	(381)	(95)
Change in amortization methodology	241	62
DCF	$10,428	$2,617

Subsequent to our fiscal year-end, we paid a distribution of $8.7 million, or $1.25 per share, on December 31, 2014 to meet our required distributions of net investment company taxable income and net realized gains from investments.

2014 Annual Report       5

Management’s Discussion (Unaudited) (Continued)

Liquidity and Capital Resources

We had total assets of $259.4 million at quarter-end. Our total assets reflect the value of our investments, which are itemized in the Schedule of Investments. It also reflects cash, interest and receivables and any expenses that may have been prepaid. During the 4th quarter 2014, total assets decreased by $6.8 million. This change was primarily the result of a $9.3 million decrease in the value of our investments as reflected by the change in net realized and unrealized gains on investments (excluding return of capital on distributions), net purchases of $2.9 million and a decrease in receivables of $0.2 million.

Our leverage consists of a 270-day rolling evergreen margin loan facility with a borrowing capacity of $65 million. Total leverage outstanding at November 30, 2014 was $42.4 million, an increase of $3.0 million as compared to August 31, 2014. Total leverage represented 16.3 percent of total assets at November 30, 2014, an increase from 14.8 percent of total assets at August 31, 2014 and an increase from 16.0 percent of total assets at November 30, 2013. Our leverage as a percent of total assets remains below our long-term target level of 20 percent of total assets. This allows the opportunity to add leverage when compelling investment opportunities arise. Temporary increases to up to 25 percent of our total assets may be permitted, provided that such leverage is consistent with the limits set forth in the 1940 Act, and that such leverage is expected to be reduced over time in an orderly fashion to reach our long-term target. Our leverage ratio is impacted by increases or decreases in investment values, issuance of equity and/or the sale of securities where proceeds are used to reduce leverage.

We have used leverage to acquire investments consistent with our investment philosophy. The terms of our leverage are governed by regulatory and contractual asset coverage requirements that arise from the use of leverage. Additional information on our leverage and asset coverage requirements is discussed in Note 10 in the Notes to Financial Statements. Our coverage ratio is updated each week on our Web site at www.tortoiseadvisors.com.

Taxation of our Distributions

We expect that distributions paid on common shares will generally consist of: (i) investment company taxable income (“ICTI”) which includes ordinary income net of deductions plus any short-term capital gains in excess of net long-term capital losses (under current law, distributions of ICTI may be designated as qualified dividend income (“QDI”) to the extent of any QDI received from our investment in common stocks); (ii) long-term capital gain (net gain from the sale of a capital asset held longer than 12 months over net short-term capital losses) and (iii) return of capital. The QDI and long-term capital gain tax rates are variable based on the taxpayer’s taxable income.

We have received exemptive relief from the SEC to distribute capital gains throughout the year and we may also distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and to avoid being subject to excise taxes. If, however, we elect to retain any capital gains, we will be subject to U.S. capital gains taxes. The payment of those taxes will flow-through to stockholders as a tax credit to apply against their U.S. income tax payable on the deemed distribution of the retained capital gain.

For tax purposes, regular and special cash distributions paid to common stockholders for the calendar year ended December 31, 2014 were approximately 4 percent QDI, 31 percent ordinary dividend income, and 65 percent long-term capital gain. This information is reported to stockholders on Form 1099-DIV and is available on our Web site at www.tortoiseadvisors.com.

6       Tortoise Power and Energy Infrastructure Fund, Inc.

Schedule of Investments November 30, 2014

	Principal
	Amount	Fair Value
Corporate Bonds — 62.8%(1)

Crude/Refined Products Pipelines — 4.9%(1)
Canada — 2.2%(1)
Gibson Energy Inc.,
6.750%, 07/15/2021(2)	$4,500,000	$4,736,250
United States — 2.7%(1)
SemGroup Corp.,
7.500%, 06/15/2021	5,450,000	5,804,250
		10,540,500
Local Distribution Pipelines — 6.9%(1)
United States — 6.9%(1)
CenterPoint Energy, Inc.,
6.500%, 05/01/2018(3)	4,000,000	4,605,708
NiSource Finance Corp.,
6.400%, 03/15/2018(3)	3,500,000	4,010,758
Source Gas, LLC,
5.900%, 04/01/2017(2)(3)	5,770,000	6,227,971
		14,844,437
Natural Gas/Natural Gas Liquids Pipelines — 19.4%(1)
Canada — 2.8%(1)
TransCanada Pipelines Limited,
6.350%, 05/15/2067	6,000,000	5,970,000
United States — 16.6%(1)
EQT Corp.,
6.500%, 04/01/2018	2,000,000	2,266,060
EQT Corp.,
8.125%, 06/01/2019	2,000,000	2,447,628
Florida Gas Transmission Co., LLC,
5.450%, 07/15/2020(2)(3)	1,500,000	1,692,613
Kinder Morgan Inc.,
6.500%, 09/15/2020(3)	6,000,000	6,836,250
Midcontinent Express Pipeline LLC,
6.700%, 09/15/2019(2)	6,000,000	6,690,000
ONEOK, Inc.,
4.250%, 02/01/2022	4,500,000	4,449,505
Ruby Pipeline, LLC,
6.000%, 04/01/2022(2)(3)	1,500,000	1,674,989
Southern Star Central Corp.,
5.125%, 07/15/2022(2)	3,000,000	3,000,000
Southern Star Central Gas Pipeline, Inc.,
6.000%, 06/01/2016(2)(3)	2,000,000	2,113,362
Williams Companies, Inc.,
7.875%, 09/01/2021	4,000,000	4,799,624
		41,940,031
Natural Gas Gathering/Processing — 3.0%(1)
United States — 3.0%(1)
DCP Midstream LLC,
9.750%, 03/15/2019(2)(3)	5,000,000	6,390,395
Oil and Gas Exploration and Production — 6.0%(1)
United States — 6.0%(1)
California Resources Corp.,
5.500%, 09/15/2021(2)	1,000,000	897,500
Carrizo Oil & Gas, Inc.,
7.500%, 09/15/2020	2,000,000	2,030,000
Chesapeake Energy Corp.,
7.250%, 12/15/2018	3,500,000	3,902,500
Concho Resources, Inc.,
5.500%, 04/01/2023	2,000,000	1,970,000
Denbury Resources Inc.,
6.375%, 08/15/2021	1,000,000	1,005,000
EP Energy / EP Finance Inc.,
9.375%, 05/01/2020	3,000,000	3,277,500
		13,082,500
Oilfield Services — 1.7%(1)
United States — 1.7%(1)
Pride International, Inc.,
8.500%, 06/15/2019	3,000,000	3,691,368
Power/Utility — 20.9%(1)
United States — 20.9%(1)
CMS Energy Corp.,
8.750%, 06/15/2019	5,185,000	6,587,548
Dominion Resources, Inc.,
5.750%, 10/01/2054	4,000,000	4,184,976
Duquesne Light Holdings, Inc.,
6.400%, 09/15/2020(2)	3,000,000	3,533,940
Duquesne Light Holdings, Inc.,
5.900%, 12/01/2021(2)	2,000,000	2,330,058
Integrys Energy Group, Inc.,
6.110%, 12/01/2066(3)	3,750,000	3,808,875
IPALCO Enterprises, Inc.,
7.250%, 04/01/2016(2)	4,000,000	4,250,000
NextEra Energy Capital Holdings, Inc.,
6.650%, 06/15/2067	1,029,000	1,041,863
NRG Energy, Inc.,
6.250%, 07/15/2022	6,000,000	6,165,000
NRG Yield Operating LLC,
5.375%, 08/15/2024(2)	2,500,000	2,537,500
NV Energy, Inc.,
6.250%, 11/15/2020(3)	1,000,000	1,185,086
PPL Capital Funding, Inc.,
6.700%, 03/30/2067(3)	6,000,000	6,075,000
Wisconsin Energy Corp.,
6.250%, 05/15/2067	3,450,000	3,520,552
		45,220,398
Total Corporate Bonds (Cost $124,869,800)		135,709,629

See accompanying Notes to Financial Statements.

2014 Annual Report       7

Schedule of Investments (Continued) November 30, 2014

	Shares	Fair Value
Master Limited Partnerships and
Related Companies — 37.3%(1)

Crude/Refined Products Pipelines — 22.5%(1)
United States — 22.5%(1)
Buckeye Partners, L.P.(3)	54,000	$4,150,980
Enbridge Energy Management, L.L.C.(3)(4)	561,616	20,442,828
Genesis Energy, L.P.	11,800	519,554
Holly Energy Partners, L.P.	56,100	1,887,765
Magellan Midstream Partners, L.P.	59,790	4,955,993
NuStar Energy L.P.(3)	31,200	1,747,200
Oiltanking Partners, L.P.	18,800	907,476
Phillips 66 Partners LP	15,500	964,875
Plains All American Pipeline, L.P.	72,959	3,753,741
Shell Midstream Partners, L.P.	18,024	658,236
Sunoco Logistics Partners L.P.(3)	152,786	7,355,118
Tesoro Logistics LP	13,400	767,418
Valero Energy Partners LP	13,794	575,486
		48,686,670
Natural Gas/Natural Gas Liquids Pipelines — 8.6%(1)
United States — 8.6%(1)
Energy Transfer Equity, L.P.	33,384	1,982,676
Energy Transfer Partners, L.P.	101,200	6,595,204
Enterprise Products Partners L.P.	157,316	5,874,179
ONEOK Partners, L.P.	61,203	2,697,828
Regency Energy Partners, L.P.	47,552	1,354,757
		18,504,644
Natural Gas Gathering/Processing — 6.2%(1)
United States — 6.2%(1)
Antero Midstream Partners LP	22,434	621,197
DCP Midstream Partners, LP	71,827	3,441,232
EnLink Midstream Partners, L.P.	22,400	624,736
MarkWest Energy Partners, L.P.	56,700	4,029,102
Targa Resources Partners L.P.	86,500	4,742,795
		13,459,062
Total Master Limited Partnerships and
Related Companies (Cost $29,610,944)		80,650,376
Common Stock — 18.8%(1)
Natural Gas/Natural Gas Liquids Pipelines — 11.0%(1)
Canada — 0.6%(1)
TransCanada Corp.	26,100	1,256,976
United States — 10.4%(1)
Kinder Morgan, Inc.(5)	340,823	14,093,018
ONEOK, Inc.	37,024	2,005,220
Spectra Energy Corp.	78,095	2,958,239
Williams Companies, Inc.	66,513	3,442,048
		23,755,501

Power/Utility — 7.8%(1)
United Kingdom — 0.6%(1)
Abengoa Yield plc	45,900	1,294,380
United States — 7.2%(1)
NextEra Energy Partners, LP	79,127	2,991,792
NRG Yield, Inc.	94,610	4,483,568
TerraForm Power, Inc.	117,822	3,905,799
TerraForm Power, Inc.(2)	130,000	4,054,700
		16,730,239
Total Common Stock (Cost $28,422,093)		40,485,740
Short-Term Investment — 0.0%(1)
United States Investment Company — 0.0%(1)
Fidelity Institutional Money Market Portfolio —
Class I, 0.05%(6) (Cost $46,310)	46,310	46,310
Total Investments — 118.9%(1)
(Cost $182,949,147)		256,892,055
Interest Rate Swap Contracts — (0.2%)(1)
$26,000,000 notional — unrealized depreciation (7)		(355,713)
Other Assets and Liabilities — (18.7%)(1)		(40,488,491)
Total Net Assets Applicable to
Common Stockholders — 100.0%(1)		$216,047,851

(1)	Calculated as a percentage of net assets applicable to common stockholders.
(2)	Restricted securities have been fair valued in accordance with procedures approved by the Board of Directors and have a total fair value of $50,129,278, which represents 23.2% of net assets. See Note 7 to the financial statements for further disclosure.
(3)	All or a portion of the security is segregated as collateral for the margin borrowing facility. See Note 10 to the financial statements for further disclosure.
(4)	Security distributions are paid-in-kind.
(5)	A portion of the security is segregated as collateral for the unrealized depreciation of interest rate swap contracts of $355,713.
(6)	Rate indicated is the current yield as of November 30, 2014.
(7)	See Note 9 to the financial statements for further disclosure.

See accompanying Notes to Financial Statements.

8       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Assets & Liabilities November 30, 2014

Assets
Investments at fair value (cost $182,949,147)	$256,892,055
Receivable for Adviser fee waiver	21,486
Interest and dividend receivable	2,399,918
Prepaid expenses and other assets	47,145
Total assets	259,360,604
Liabilities
Payable to Adviser	408,236
Accrued directors’ fees and expenses	5,045
Accrued expenses and other liabilities	143,759
Unrealized depreciation of interest rate swap contracts	355,713
Credit facility borrowings	42,400,000
Total liabilities	43,312,753
Net assets applicable to common stockholders	$216,047,851
Net Assets Applicable to Common Stockholders Consist of:
Capital stock, $0.001 par value; 6,951,333 shares issued
and outstanding (100,000,000 shares authorized)	$6,951
Additional paid-in capital	129,482,470
Undistributed net investment income	3,918,990
Undistributed net realized gain	9,052,185
Net unrealized appreciation of investments and
interest rate swap contracts	73,587,255
Net assets applicable to common stockholders	$216,047,851
Net Asset Value per common share outstanding
(net assets applicable to common stock,
divided by common shares outstanding)	$31.08

Statement of Operations Year Ended November 30, 2014

Investment Income
Distributions from master limited partnerships	$3,004,423
Dividends from common stock	336,982
Less return of capital on distributions	(2,665,923)
Net distributions and dividends from equity securities	675,482
Interest from corporate bonds	8,056,688
Dividends from money market mutual funds	100
Total Investment Income	8,732,270
Operating Expenses
Advisory fees	2,344,590
Professional fees	146,549
Stockholder communication expenses	112,578
Administrator fees	101,591
Directors’ fees	61,913
Fund accounting fees	26,087
Registration fees	24,851
Stock transfer agent fees	16,666
Custodian fees and expenses	12,271
Other operating expenses	28,947
Total Operating Expenses	2,876,043
Leverage Expenses
Interest expense	382,878
Total Expenses	3,258,921
Less fees waived by Adviser	(133,185)
Net Expenses	3,125,736
Net Investment Income	5,606,534
Realized and Unrealized Gain on
Investments and Interest Rate Swaps
Net realized gain on investments	14,147,303
Net realized loss on interest rate swap settlements	(380,278)
Net realized gain on investments and interest rate swaps	13,767,025
Net unrealized appreciation of investments	11,600,416
Net unrealized appreciation of interest rate swap contracts	16,952
Net unrealized appreciation of investments and interest
rate swap contracts	11,617,368
Net Realized and Unrealized Gain on Investments
and Interest Rate Swaps	25,384,393
Net Increase in Net Assets Applicable to
Common Stockholders Resulting from Operations	$30,990,927

See accompanying Notes to Financial Statements.

2014 Annual Report       9

Statement of Changes in Net Assets
Year Ended November 30

	2014	2013
Operations
Net investment income	$5,606,534	$5,297,832
Net realized gain on investments and interest rate swaps	13,767,025	9,849,038
Net unrealized appreciation of investments and interest rate swap contracts	11,617,368	4,730,553
Net increase in net assets applicable to common stockholders resulting from operations	30,990,927	19,877,423
Distributions to Common Stockholders
Net investment income	(6,289,617)	(3,457,532)
Net realized gain	(4,137,383)	(6,969,468)
Return of capital	—	—
Total distributions to common stockholders	(10,427,000)	(10,427,000)
Total increase in net assets applicable to common stockholders	20,563,927	9,450,423
Net Assets
Beginning of year	195,483,924	186,033,501
End of year	$216,047,851	$195,483,924
Undistributed net investment income, end of year	$3,918,990	$4,024,616

See accompanying Notes to Financial Statements.

10       Tortoise Power and Energy Infrastructure Fund, Inc.

Statement of Cash Flows Year Ended November 30, 2014

Cash Flows From Operating Activities
Distributions received from master limited partnerships	$3,004,423
Interest and dividend income received	8,756,897
Purchases of long-term investments	(48,492,383)
Proceeds from sales of long-term investments	45,359,140
Proceeds from sales of short-term investments, net	104,492
Payments on interest rate swaps, net	(380,278)
Interest received on securities sold, net	121,591
Interest expense paid	(379,393)
Operating expenses paid	(2,667,489)
Net cash provided by operating activities	5,427,000
Cash Flows From Financing Activities
Advances from margin loan facilities	75,400,000
Repayments on margin loan facilities	(70,400,000)
Distributions paid to common stockholders	(10,427,000)
Net cash used in financing activities	(5,427,000)
Net change in cash	—
Cash — beginning of year	—
Cash — end of year	$—
Reconciliation of net increase in net assets applicable
to common stockholders resulting from operations
to net cash provided by operating activities
Net increase in net assets applicable to common
stockholders resulting from operations	$30,990,927
Adjustments to reconcile net increase in net assets
applicable to common stockholders resulting from
operations to net cash provided by operating activities:
Purchases of long-term investments	(48,411,605)
Proceeds from sales of long-term investments	45,277,540
Proceeds from sales of short-term investments, net	104,492
Return of capital on distributions received	2,665,923
Net unrealized appreciation of investments and
interest rate swap contracts	(11,617,368)
Net realized gain on investments	(14,147,303)
Amortization of market premium, net	584,763
Changes in operating assets and liabilities:
Increase in interest and dividend receivable	(100,045)
Increase in prepaid expenses and other assets	(176)
Decrease in receivable for investments sold	81,600
Decrease in payable for investments purchased	(80,778)
Increase in payable to Adviser, net of fees waived	58,952
Increase in accrued expenses and other liabilities	20,078
Total adjustments	(25,563,927)
Net cash provided by operating activities	$5,427,000

See accompanying Notes to Financial Statements.

2014 Annual Report       11

Financial Highlights Year Ended November 30
	2014	2013	2012	2011	2010
Per Common Share Data(1)
Net Asset Value, beginning of year	$28.12	$26.76	$25.37	$24.47	$20.55
Income from Investment Operations
Net investment income(2)	0.81	0.76	0.72	0.72	0.73
Net realized and unrealized gains on investments
and interest rate swap contracts(2)	3.65	2.10	2.17	1.68	4.69
Total income from investment operations	4.46	2.86	2.89	2.40	5.42
Distributions to Common Stockholders
Net investment income	(0.90)	(0.50)	(0.88)	(0.79)	(0.63)
Net realized gain	(0.60)	(1.00)	(0.62)	(0.57)	(0.77)
Return of capital	—	—	—	(0.14)	(0.10)
Total distributions to common stockholders	(1.50)	(1.50)	(1.50)	(1.50)	(1.50)
Net Asset Value, end of year	$31.08	$28.12	$26.76	$25.37	$24.47
Per common share market value, end of year	$26.90	$24.74	$25.26	$24.18	$23.06
Total Investment Return Based on Market Value(3)	14.94%	3.80%	10.83%	11.49%	28.83%
Total Investment Return Based on Net Asset Value(3)(4)	16.84%	11.36%	11.90%	10.24%	27.60%

Supplemental Data and Ratios
Net assets applicable to common stockholders, end of year (000’s)	$216,048	$195,484	$186,034	$176,329	$169,874
Average net assets (000’s)	$208,698	$193,670	$182,224	$173,458	$156,685
Ratio of Expenses to Average Net Assets
Advisory fees	1.12%	1.13%	1.13%	1.13%	1.15%
Other operating expenses	0.26	0.26	0.27	0.28	0.30
Total operating expenses, before fee waiver	1.38	1.39	1.40	1.41	1.45
Fee waiver	(0.07)	(0.12)	(0.12)	(0.18)	(0.18)
Total operating expenses	1.31	1.27	1.28	1.23	1.27
Leverage expenses	0.19	0.25	0.44	0.42	0.52
Current foreign tax expense(5)	—	—	—	0.00	0.00
Total expenses	1.50%	1.52%	1.72%	1.65%	1.79%

See accompanying Notes to Financial Statements.

12       Tortoise Power and Energy Infrastructure Fund, Inc.

Financial Highlights (Continued) Year Ended November 30
	2014	2013	2012	2011	2010
Ratio of net investment income to average net assets before fee waiver	2.62%	2.62%	2.64%	2.70%	3.05%
Ratio of net investment income to average net assets after fee waiver	2.69%	2.74%	2.76%	2.88%	3.23%
Portfolio turnover rate	18.39%	12.21%	13.67%	8.78%	21.93%
Credit facility borrowings, end of year (000’s)	$42,400	$37,400	$16,400	$13,000	$12,700
Senior notes, end of year (000’s)	—	—	$20,000	$20,000	$20,000
Per common share amount of senior notes outstanding, end of year	—	—	$2.88	$2.88	$2.88
Per common share amount of net assets, excluding senior notes, end of year	$31.08	$28.12	$29.64	$28.25	$27.35
Asset coverage, per $1,000 of principal amount of senior notes and credit facility borrowings(6)	$6,095	$6,227	$6,111	$6,343	$6,195
Asset coverage ratio of senior notes and credit facility borrowings(6)	610%	623%	611%	634%	619%

(1)	Information presented relates to a share of common stock outstanding for the entire year.
(2)	The per common share data for the years ended November 30, 2013, 2012, 2011 and 2010 do not reflect the change in estimate of investment income and return of capital, for the respective year. See Note 2C to the financial statements for further disclosure.
(3)	Total investment return is calculated assuming a purchase of common stock at the beginning of the year and a sale at the closing price on the last day of the year reported (excluding brokerage commissions). The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(4)	Total investment return is calculated assuming a purchase of common stock at the beginning of year and a sale at net asset value on the last day of the year. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Company’s dividend reinvestment plan.
(5)	The Company accrued $0, $0, $0, $4,530, and $1,660 for the years ended November 30, 2014, 2013, 2012, 2011 and 2010, respectively, for current foreign tax expense. Ratio is less than 0.01% for the years ended November 30, 2011 and 2010.
(6)	Represents value of total assets less all liabilities and indebtedness not represented by senior notes and credit facility borrowings at the end of the year divided by senior notes and credit facility borrowings outstanding at the end of the year.

See accompanying Notes to Financial Statements.

2014 Annual Report       13

Notes to Financial Statements November 30, 2014

1. Organization

Tortoise Power and Energy Infrastructure Fund, Inc. (the “Company”) was organized as a Maryland corporation on July 5, 2007, and is a non-diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Company’s primary investment objective is to provide a high level of current income, with a secondary objective of capital appreciation. The Company seeks to provide its stockholders with a vehicle to invest in a portfolio consisting primarily of securities issued by power and energy infrastructure companies. The Company commenced operations on July 31, 2009. The Company’s stock is listed on the New York Stock Exchange under the symbol “TPZ.”

2. Significant Accounting Policies

A. Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, recognition of distribution income and disclosure of contingent assets and liabilities at the date of the financial statements. Actual results could differ from those estimates.

B. Investment Valuation

The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date. If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there has been no sale on such exchange or over-the-counter market on such day, the security will be valued at the mean between the last bid price and last ask price on such day.

The Company may invest up to 15 percent of its total assets in restricted securities that are ineligible for resale under Rule 144A under the Securities Act of 1933. Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit the Company’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available will be valued in good faith by using fair value procedures approved by the Board of Directors. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected will generally be priced using fair value procedures.

An equity security of a publicly traded company acquired in a direct placement transaction may be subject to restrictions on resale that can affect the security’s liquidity and fair value. Such securities that are convertible or otherwise will become freely tradable will be valued based on the market value of the freely tradable security less an applicable discount. Generally, the discount will initially be equal to the discount at which the Company purchased the securities. To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.

The Company generally values debt securities at prices based on market quotations for such securities, except those securities purchased with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

The Company generally values its interest rate swap contracts using industry-accepted models which discount the estimated future cash flows based on the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available.

C. Security Transactions and Investment Income

Security transactions are accounted for on the date the securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. Dividend income and distributions are recorded on the ex-dividend date. Distributions received from investments generally are comprised of ordinary income and return of capital. The Company allocates distributions between investment income and return of capital based on estimates made at the time such distributions are received. Such estimates are based on information provided by each portfolio company and other industry sources. These estimates may subsequently be revised based on actual allocations received from the portfolio companies after their tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end of the Company.

During the year ended November 30, 2014, the Company reallocated the amount of 2013 investment income and return of capital it recognized based on the 2013 tax reporting information received from the individual Master Limited Partnerships (“MLPs”). This reclassification amounted to an increase in net investment income of approximately $112,000 or $0.016 per share, a decrease in unrealized appreciation of investments of approximately $129,000 or $0.019 per share, and an increase in realized gains of approximately $17,000 or $0.003 per share for the year ended November 30, 2014.

D. Distributions to Stockholders

Distributions to common stockholders are recorded on the ex-dividend date. The Company intends to make monthly cash distributions of its investment company taxable income to common stockholders. In addition, on an annual basis, the Company may distribute additional capital gains in the last calendar quarter if necessary to meet minimum distribution requirements and thus avoid being subject to excise taxes. The amount of any distributions will be determined by the Board of Directors. The character of distributions to common stockholders made during the year may differ from their ultimate characterization for federal income tax purposes. Distributions paid to stockholders in excess of investment company taxable income and net realized gains will be treated as return of capital to stockholders.

E. Federal Income Taxation

The Company qualifies as a regulated investment company (“RIC”) under the U.S. Internal Revenue Code of 1986, as amended (the “Code”). As a result, the Company generally will not be subject to U.S. federal income tax on income and gains that it distributes each taxable year to stockholders if it meets certain minimum distribution requirements. The Company is required to distribute substantially all of its income, in addition to other asset diversification requirements. The Company is subject to a

14       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Continued)

4 percent non-deductible U.S. federal excise tax on certain undistributed income unless the Company makes sufficient distributions to satisfy the excise tax avoidance requirement. The Company invests in MLPs, which generally are treated as partnerships for federal income tax purposes. As a limited partner in the MLPs, the Company reports its allocable share of the MLP’s taxable income in computing its own taxable income.

The Company recognizes the tax benefits of uncertain tax positions only when the position is “more likely than not” to be sustained upon examination by the tax authorities based on the technical merits of the tax position. The Company’s policy is to record interest and penalties on uncertain tax positions as part of tax expense. The Company has reviewed all open tax years and major jurisdictions and concluded that there is no tax liability resulting from unrecognized tax benefits relating to uncertain income tax positions taken or expected to be taken on a tax return. Tax years subsequent to the year ending November 30, 2010 remain open to examination by federal and state tax authorities.

F. Offering and Debt Issuance Costs

Offering costs related to the issuance of common stock are charged to additional paid-in capital when the stock is issued. Debt issuance costs related to senior notes are capitalized and amortized over the period the debt is outstanding.

G. Derivative Financial Instruments

The Company uses derivative financial instruments (principally interest rate swap contracts) to manage interest rate risk. The Company has established policies and procedures for risk assessment and the approval, reporting and monitoring of derivative financial instrument activities. The Company does not hold or issue derivative financial instruments for speculative purposes. All derivative financial instruments are recorded at fair value with changes in fair value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. The fair value of derivative financial instruments in a loss position are offset against the fair value of derivative financial instruments in a gain position, with the net fair value appropriately reflected as an asset or liability within the accompanying Statement of Assets & Liabilities. Cash settlements under the terms of the interest rate swap agreements and termination of such agreements are recorded as realized gains or losses in the Statement of Operations.

H. Indemnifications

Under the Company’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Company. In addition, in the normal course of business, the Company may enter into contracts that provide general indemnification to other parties. The Company’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Company that have not yet occurred, and may not occur. However, the Company has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3. Concentration Risk

Under normal circumstances, the Company intends to invest at least 80 percent of total assets (including assets obtained through potential leverage) in securities of companies that derive more than 50 percent of their revenue from power or energy operations and no more than 25 percent of the total assets in equity securities of MLPs as of the date of purchase. The Company will invest a minimum of 60 percent of total assets in fixed income securities, which may include up to 25 percent of its assets in non-investment grade rated fixed income securities. In determining application of these policies, the term “total assets” includes assets obtained through leverage. Companies that primarily invest in a particular sector may experience greater volatility than companies investing in a broad range of industry sectors. The Company may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Company uses this strategy, it may not achieve its investment objective.

4. Agreements

The Company has entered into an Investment Advisory Agreement with Tortoise Capital Advisors, L.L.C. (the “Adviser”). Under the terms of the agreement, the Company pays the Adviser a fee equal to an annual rate of 0.95 percent of the Company’s average monthly total assets (including any assets attributable to leverage) minus accrued liabilities (other than debt entered into for purposes of leverage and the aggregate liquidation preference of outstanding preferred stock, if any) (“Managed Assets”), in exchange for the investment advisory services provided. The Adviser waived an amount equal to 0.10 percent of average monthly Managed Assets for the period from January 1, 2013 through December 31, 2013, and has contractually agreed to a fee waiver of 0.05 percent of average monthly Managed Assets for the period from January 1, 2014 through December 31, 2014. The waived fees are not subject to recapture by the Adviser.

U.S. Bancorp Fund Services, LLC serves as the Company’s administrator. The Company pays the administrator a monthly fee computed at an annual rate of 0.04 percent of the first $1,000,000,000 of the Company’s Managed Assets, 0.03 percent on the next $1,000,000,000 of Managed Assets and 0.02 percent on the remaining balance of the Company’s Managed Assets.

Computershare Trust Company, N.A. serves as the Company’s transfer agent and registrar and Computershare Inc. serves as the Company’s dividend paying agent and agent for the automatic dividend reinvestment plan.

U.S. Bank, N.A. serves as the Company’s custodian. The Company pays the custodian a monthly fee computed at an annual rate of 0.004 percent of the average daily market value of the Company’s portfolio assets, subject to a minimum annual fee of $4,800, plus portfolio transaction fees.

5. Income Taxes

It is the Company’s intention to continue to qualify as a regulated investment company under Subchapter M of the Code and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differences in the timing of recognition of gains or losses on investments. Permanent book and tax basis differences related to character differences of realized gains on MLP and swap investments resulted in the reclassification of $577,457 to undistributed net investment income and $(577,457) to undistributed net realized gain.

2014 Annual Report       15

Notes to Financial Statements (Continued)

The tax character of distributions paid to common stockholders for the years ending November 30, 2014 and November 30, 2013 was as follows:

	Year Ended November 30, 2014	Year Ended November 30, 2013
Ordinary income*	$6,745,919	$3,747,499
Long-term capital gain	3,681,081	6,679,501
Total distributions	$10,427,000	$10,427,000

*	For Federal income tax purposes, distributions of short-term capital gains are treated as ordinary income distributions.

As of November 30, 2014, the components of accumulated earnings on a tax basis were as follows:

Unrealized appreciation	$77,416,294
Undistributed long-term capital gain	9,165,389
Other temporary differences	(23,253)
Accumulated earnings	$86,558,430

As of November 30, 2014, the aggregate cost of securities for federal income tax purposes was $175,917,331. The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $82,617,769, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $1,643,045 and the net unrealized appreciation was $80,974,724.

6. Fair Value of Financial Instruments

Various inputs are used in determining the fair value of the Company’s financial instruments. These inputs are summarized in the three broad levels listed below:

Level 1 —	quoted prices in active markets for identical investments

Level 2 —	other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)

Level 3 —	significant unobservable inputs (including the Company’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable Company assets by level within the fair value hierarchy as of November 30, 2014. These assets are measured on a recurring basis.

Description	Fair Value at November 30, 2014	Level 1	Level 2	Level 3
Assets
Debt Securities:
Corporate Bonds(a)	$135,709,629	$—	$135,709,629	$—
Equity Securities:
Common Stock(a)	40,485,740	36,431,040	4,054,700	—
Master Limited Partnerships and Related Companies(a)	80,650,376	80,650,376	—	—
Other:
Short-Term Investment(b)	46,310	46,310	—	—
Total Assets	$256,892,055	$117,127,726	$139,764,329	$—
Liabilities
Interest Rate Swap Contracts	$355,713	$—	$355,713	$—

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances in the Company at November 30, 2014.

The Company did not hold any Level 3 securities during the year ended November 30, 2014. The Company utilizes the beginning of reporting period method for determining transfers between levels. There were no transfers between levels for the year ended November 30, 2014.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value. This pricing methodology applies to the Company’s Level 1 investments.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security’s fair value. If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy. If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

Some debt securities are fair valued using a market value obtained from an approved pricing service which utilizes a pricing matrix based upon yield data for securities with similar characteristics or from a direct written broker-dealer quotation from a dealer who has made a market in the security. This pricing methodology applies to the Company’s Level 2 assets.

Interest rate swap contracts are valued by using industry-accepted models which discount the estimated future cash flows based on a forward rate curve and the stated terms of the interest rate swap agreement by using interest rates currently available in the market, or based on dealer quotations, if available, which applies to the Company’s Level 2 liabilities.

16       Tortoise Power and Energy Infrastructure Fund, Inc.

Notes to Financial Statements (Continued)

7. Restricted Securities

Certain of the Company’s investments are restricted and are valued as determined in accordance with procedures established by the Board of Directors, as more fully described in Note 2. The table below shows the principal amount/shares, acquisition date(s), acquisition cost, fair value and the percent of net assets which the securities comprise at November 30, 2014. Each of the securities in the table below, except for TerraForm Power, Inc., is eligible for resale under Rule 144A under the Securities Act of 1933.

Investment Security	Principal Amount/Shares	Acquisition Date(s)	Acquisition Cost	Fair Value	Fair Value as Percent of Net Assets
California Resources Corp., 5.500%, 09/15/2021	$1,000,000	09/12/14	$1,000,000	$897,500	0.4%
DCP Midstream LLC, 9.750%, 03/15/2019	5,000,000	08/07/09- 08/17/12	6,052,370	6,390,395	2.9
Duquesne Light Holdings, Inc., 6.400%, 09/15/2020	3,000,000	11/30/11	3,180,330	3,533,940	1.6
Duquesne Light Holdings, Inc., 5.900%, 12/01/2021	2,000,000	11/18/11- 12/05/11	2,074,420	2,330,058	1.0
Florida Gas Transmission Co., LLC, 5.450%, 07/15/2020	1,500,000	07/08/10- 01/04/11	1,551,220	1,692,613	0.8
Gibson Energy Inc., 6.750%, 07/15/2021	4,500,000	06/26/13- 07/01/13	4,459,760	4,736,250	2.2
IPALCO Enterprises, Inc., 7.250%, 04/01/2016	4,000,000	11/03/09- 01/04/11	4,165,000	4,250,000	2.0
Midcontinent Express Pipeline, LLC, 6.700%, 09/15/2019	6,000,000	09/09/09- 03/02/10	6,055,570	6,690,000	3.1
NRG Yield Operating LLC, 5.375%, 08/15/2024	2,500,000	07/31/14	2,530,000	2,537,500	1.2
Ruby Pipeline, LLC, 6.000%, 04/01/2022	1,500,000	09/17/12	1,616,250	1,674,989	0.8
Source Gas, LLC, 5.900%, 04/01/2017	5,770,000	04/21/10	5,544,521	6,227,971	2.9
Southern Star Central Corp., 5.125%, 07/15/2022	3,000,000	06/17/14	3,041,250	3,000,000	1.4
Southern Star Central Gas Pipeline, Inc., 6.000%, 06/01/2016	2,000,000	08/24/09	1,970,000	2,113,362	1.0
TerraForm Power, Inc.	130,000	11/26/14	3,900,000	4,054,700	1.9
			$47,140,691	$50,129,278	23.2%

The carrying value per unit of unrestricted common units of TerraForm Power, Inc. was $31.91 on November 20, 2014, the date of the subscription agreement and the date an enforceable right to acquire the restricted TerraForm Power, Inc. units was obtained by the Company.

8. Investment Transactions

For the year ended November 30, 2014, the Company purchased (at cost) and sold securities (proceeds received) in the amount of $48,411,605 and $45,277,540 (excluding short-term debt securities), respectively.

9. Interest Rate Swap Contracts

The Company has entered into interest rate swap contracts in an attempt to protect itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in interest rates may result in a decline in the value of the swap contracts, which may result in a decline in the net assets of the Company. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Company would not be able to obtain a replacement transaction, or that the terms of the replacement would not be as favorable as on the expiring transaction. In addition, if the Company is required to terminate any swap contract early due to the net assets of the Company falling below $60,000,000 or the Company failing to maintain a required 300 percent asset coverage of the liquidation value of the outstanding debt, then the Company could be required to make a payment to the extent of any net unrealized depreciation of the terminated swaps, in addition to redeeming all or some of its outstanding debt. The Company segregates a portion of its assets as collateral for the amount of any net liability of its interest rate swap contracts. Details of the interest rate swap contracts outstanding as of November 30, 2014, are as follows:

Counterparty	Maturity Date	Notional Amount	Fixed Rate Paid by the Company	Floating Rate Received by the Company	Unrealized Appreciation (Depreciation)
Wells Fargo Bank, N.A.	01/05/2016	$2,500,000	1.09%	3-month U.S. Dollar LIBOR	$(23,925)
Wells Fargo Bank, N.A.	01/05/2017	2,500,000	1.34%	3-month U.S. Dollar LIBOR	(36,644)
Wells Fargo Bank, N.A.	08/07/2017	6,000,000	1.89%	3-month U.S. Dollar LIBOR	(157,515)
Wells Fargo Bank, N.A.	08/06/2018	6,000,000	1.95%	3-month U.S. Dollar LIBOR	(151,435)
Wells Fargo Bank, N.A.	11/19/2019	6,000,000	1.33%	3-month U.S. Dollar LIBOR	87,588
Wells Fargo Bank, N.A.	08/06/2020	3,000,000	2.18%	3-month U.S. Dollar LIBOR	(73,782)
		$26,000,000			$(355,713)

The Company is exposed to credit risk on the interest rate swap contracts if the counterparty should fail to perform under the terms of the interest rate swap contracts. The amount of credit risk is limited to the net appreciation of the interest rate swap contracts, if any, as no collateral is pledged by the counterparty. In addition, if the counterparty to the interest rate swap contracts defaults, the Company would incur a loss in the amount of the receivable and would not receive amounts due from the counterparty to offset the interest payments on the Company’s leverage.

The unrealized appreciation of interest rate swap contracts in the amount of $16,952 for the year ended November 30, 2014 is included in the Statement of Operations. Cash settlement payments under the terms of the interest rate swap contracts in the amount of $380,278 are recorded as realized losses for the year ended November 30, 2014. The total notional amount of all open swap agreements at November 30, 2014 is indicative of the volume of this derivative type for the year ended November 30, 2014.

2014 Annual Report       17

Notes to Financial Statements (Continued)

The following tables present a gross presentation, the effects of offsetting, and a net presentation of the Company’s interest rate swap contracts at November 30, 2014.

		Gross Amounts	Net Amounts of Assets	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Assets	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap Contracts	$87,588	$(87,588)	$—	$—	$—	$—

		Gross Amounts	Net Amounts of Liabilities	Gross Amounts Not Offset
	Gross	Offset in the	Presented in	in the Statement of Assets
	Amounts of	Statement	the Statement	& Liabilities
	Recognized	of Assets &	of Assets &	Financial	Cash Collateral	Net
Description	Liabilities	Liabilities	Liabilities	Instruments	Received	Amount
Interest Rate Swap Contracts	$443,301	$(87,588)	$355,713	$—	$—	$355,713

10. Credit Facility

As of November 30, 2014, the Company has a 270-day rolling evergreen margin loan facility with BNP Paribas Prime Brokerage, Inc. The terms of the agreement provide for a $65,000,000 facility that is secured by certain of the Company’s assets. Outstanding balances generally will accrue interest at a variable rate equal to one-month LIBOR plus 0.80 percent.

The average principal balance and interest rate for the period during which the margin loan facility was utilized during the period from September 25, 2014 (the date the facility was established) through November 30, 2014 was approximately $40,100,000 and 0.95 percent, respectively. At November 30, 2014, the principal balance outstanding was $42,400,000 at an interest rate of 0.95 percent.

For the period from December 1, 2013 through September 25, 2014, the Company had a 270-day rolling evergreen margin loan facility with Bank of America, N.A. The terms of the agreement provided for a $40,000,000 facility that was secured by certain of the Company’s assets. Outstanding balances accrued interest at a variable rate equal to three-month LIBOR plus 0.75 percent and unused portions of the margin loan facility accrued a fee equal to an annual rate of 0.25 percent. The average principal balance and interest rate for the period during which this margin loan facility was utilized during the period from December 1, 2013 through September 25, 2014 (the date the facility was terminated) was approximately $37,700,000 and 0.98 percent, respectively.

Under the terms of the margin loan facility, the Company must maintain asset coverage required under the 1940 Act. If the Company fails to maintain the required coverage, it may be required to repay a portion of an outstanding balance until the coverage requirement has been met. At November 30, 2014, the Company was in compliance with the terms of the margin loan facility.

11. Common Stock

The Company has 100,000,000 shares of capital stock authorized and 6,951,333 shares outstanding at November 30, 2014 and November 30, 2013.

12. Subsequent Events

On December 31, 2014, the Company paid a distribution in the amount of $1.375 per common share, for a total of $9,558,083. This distribution consisted of a regular monthly distribution of $0.125 per share and an additional distribution of $1.25 per share. Of this total, the dividend reinvestment amounted to $414,280.

The Company has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no additional items require recognition or disclosure.

18       Tortoise Power and Energy Infrastructure Fund, Inc.

Report of Independent Registered Public Accounting Firm

The Board of Directors and Stockholders
Tortoise Power and Energy Infrastructure Fund, Inc.

We have audited the accompanying statement of assets and liabilities of Tortoise Power and Energy Infrastructure Fund, Inc. (the Company), including the schedule of investments, as of November 30, 2014, and the related statements of operations and cash flows for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Company’s internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of November 30, 2014, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Tortoise Power and Energy Infrastructure Fund, Inc. at November 30, 2014, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.

Kansas City, Missouri January 21, 2015

2014 Annual Report       19

Company Officers and Directors (Unaudited) November 30, 2014

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Public Company Directorships Held
Independent Directors**
Rand C. Berney (Born 1955)	Class III director; Director since 2014

Executive-in-Residence and Professor for Professional Financial Planning course and Professional Ethics course, College of Business Administration, Kansas State University since 2012; formerly Senior Vice President of Corporate Shares Services of ConocoPhillips (2009-2012); Vice President and Controller of ConocoPhillips (2002-2009); Vice President and Controller of Phillips Petroleum Company (1997-2009); Member of the Oklahoma Society of CPAs, the Financial Executive Institute, American Institute of Certified Public Accountants, the Institute of Internal Auditors and the Institute of Management Accountants.

			5	None

Conrad S. Ciccotello (Born 1960)	Class II director; Director since 2007	Associate Professor of Risk Management and Insurance, Robinson College of Business, Georgia State University (faculty member since 1999); Director of Personal Financial Planning Program; Investment Consultant to the University System of Georgia for its defined contribution retirement plan; Formerly Faculty Member, Pennsylvania State University (1997-1999); Published a number of academic and professional journal articles on investment company performance and structure, with a focus on MLPs.	5	CorEnergy Infrastructure Trust, Inc.

Charles E. Heath (Born 1942)	Class III director; Director since 2007	Retired in 1999, Formerly Chief Investment Officer, GE Capital’s Employers Reinsurance Corporation (1989-1999). Chartered Financial Analyst (“CFA”) designation since 1974.	5	CorEnergy Infrastructure Trust, Inc.

(1)	Class I directors have a term ending in 2016, Class II directors have a term ending in 2017, and Class III directors have a term ending in 2015.
(2)	This number includes Tortoise Energy Infrastructure Corp. (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”), Tortoise Energy Independence Fund, Inc. (“NDP”) and the Company. Our Adviser also serves as the investment adviser to TYG, NTG, TTP and NDP.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.
**	Effective January 1, 2015, Ms. Alexandra Herger joined the Company’s Board of Directors as a Class I independent director. Ms. Herger also joined the Board of Directors of each of TYG, NTG, TTP and NDP. Ms. Herger was born in 1957. Ms. Herger most recently served as interim vice president of exploration for Marathon Oil prior to her retirement in 2014. Previously she served as director of international exploration and new ventures for Marathon Oil from 2008 to 2014 and in various positions with Shell Exploration and Production Co. between 2002 and 2008. Ms. Herger also held positions at Enterprise Oil and Hess Corp., and began her career at Exxon Corp. where she held various onshore U.S., offshore Gulf of Mexico, and international assignments in exploration, production and planning departments. Ms. Herger is a member of the Society of Exploration Geophysicists, the American Association of Petroleum Geologists, the Houston Geological Society and the Southeast Asia Petroleum Exploration Society. Ms. Herger has been a member of the 2010 Leadership Texas/Foundation for Women’s Resources since 2010. Ms. Herger is also a director of Panoro Energy ASA, an international independent oil and gas company listed on the Oslo Stock Exchange.

20       Tortoise Power and Energy Infrastructure Fund, Inc.

Company Officers and Directors (Unaudited) (Continued) November 30, 2014

Name and Age*	Position(s) Held with Company, Term of Office and Length of Time Served(1)	Principal Occupation During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director(2)	Other Public Company Directorships Held
Interested Directors and Officers(3)
H. Kevin Birzer (Born 1959)	Class I director; Director and Chairman of the Board since 2007

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.

			5	None

Terry Matlack (Born 1956)	Class II director; Chief Executive Officer since 2011; Director since 2012

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYG, TYY, TYN, and TTO from its inception to September 15, 2009; Director of each of TYG, NTG, TTP and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG since 2010, of TYG since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of the Company, TYG, TYY and TYN from its inception to May 2011 and of TTO from its inception to June 2012. CFA designation since 1985.

			5	None

P. Bradley Adams (Born 1960)	Chief Financial Officer since 2011

Managing Director of the Adviser since January 2013; Director of Financial Operations of the Adviser from 2005 to January 2013; Chief Financial Officer of NTG since 2010, of TYG since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Assistant Treasurer of each of TYG, TYY and TYN from November 2005 to May 2011, of the Company from its inception to May 2011, and of TTO from its inception to June 2012.

			N/A	None

Zachary A. Hamel (Born 1965)	President since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012; President of NTG since 2010, of TYG since May 2011, of each of TTP and NDP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011 of TYN from 2007 to June 23, 2014, of the Company from inception to May 2011, and of TTO from 2005 through November 2011. CFA designation since 1998.

			N/A	None

Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2007

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of TYG since 2005, of each of NTG, TTP and NDP since its inception, of TYY and TYN from 2005 to June 23, 2014, and of TTO from 2005 through November 2011; Senior Vice President of TYY from 2005 to June 23, 2014, of TYN from 2007 to June 23, 2014, of TYG since 2007, of each of NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.

			N/A	None

David J. Schulte (Born 1961)	Senior Vice President since 2011

Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and the Company from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CORR) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of TYG since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.

			N/A	CorEnergy Infrastructure Trust, Inc. (“CORR”)

(1)	Class I directors have a term ending in 2016, Class II directors have a term ending in 2017, and Class III directors have a term ending in 2015. Officers are elected annually.
(2)	This number includes TYG, NTG, TTP, NDP and the Company. Our Adviser also serves as the investment adviser to TYG, NTG, TTP and NDP.
(3)	As a result of their respective positions held with our Adviser or its affiliates, these individuals are considered “interested persons” within the meaning of the 1940 Act.
*	The address of each director and officer is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

2014 Annual Report       21

Additional Information (Unaudited)

Notice to Stockholders

For stockholders that do not have a November 30, 2014 tax year end, this notice is for information purposes only. For stockholders with a November 30, 2014 tax year end, please consult your tax advisor as to the pertinence of this notice. For the fiscal year ended November 30, 2014, the Company is designating the following items with regard to distributions paid during the year.

Common Distributions

Qualifying For
Long-Term	Ordinary			Corporate
Capital Gain	Income	Total	Qualifying	Dividends Rec.
Distributions(1)	Distributions	Distributions	Dividends(2)	Deduction(3)
35.30%	64.70%	100.00%	10.93%	10.73%

(1)	The Company designates long-term capital gain distributions per IRC Code Sec. 852(b)(3)(C). The long-term capital gain tax rate is variable based on the taxpayer’s taxable income.
(2)	Represents the portion of Ordinary Income Distributions taxable at the capital gain tax rates if the stockholder meets holding period requirements.
(3)	Represents the portion of Ordinary Income Distributions which qualify for the “Corporate Dividends Received Deduction”.

Director and Officer Compensation

The Company does not compensate any of its directors who are “interested persons,” as defined in Section 2(a)(19) of the 1940 Act, nor any of its officers. For the year ended November 30, 2014, the aggregate compensation paid by the Company to the independent directors was $60,000. The Company did not pay any special compensation to any of its directors or officers.

Forward-Looking Statements

This report contains “forward-looking statements” within the meaning of the Securities Act of 1933 and the Securities Exchange Act of 1934. By their nature, all forward-looking statements involve risks and uncertainties, and actual results could differ materially from those contemplated by the forward-looking statements. Several factors that could materially affect the Company’s actual results are the performance of the portfolio of investments held by it, the conditions in the U.S. and international financial, petroleum and other markets, the price at which shares of the Company will trade in the public markets and other factors discussed in filings with the SEC.

Proxy Voting Policies

A description of the policies and procedures that the Company uses to determine how to vote proxies relating to portfolio securities owned by the Company and information regarding how the Company voted proxies relating to the portfolio of securities during the 12-month period ended June 30, 2014 are available to stockholders (i) without charge, upon request by calling the Company at (913) 981-1020 or toll-free at (866) 362-9331 and on the Company’s Web site at www.tortoiseadvisors.com; and (ii) on the SEC’s Web site at www.sec.gov.

Form N-Q

The Company files its complete schedule of portfolio holdings for the first and third quarters of each fiscal year with the SEC on Form N-Q. The Company’s Form N-Q is available without charge upon request by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov. In addition, you may review and copy the Company’s Form N-Q at the SEC’s Public Reference Room in Washington D.C. You may obtain information on the operation of the Public Reference Room by calling (800) SEC-0330.

The Company’s Form N-Qs are also available via the Company’s Web site at www.tortoiseadvisors.com.

Statement of Additional Information

The Statement of Additional Information (“SAI”) includes additional information about the Company’s directors and is available upon request without charge by calling the Company at (866) 362-9331 or by visiting the SEC’s Web site at www.sec.gov.

Certifications

The Company’s Chief Executive Officer has submitted to the New York Stock Exchange the annual certification as required by Section 303A.12(a) of the NYSE Listed Company Manual.

The Company has filed with the SEC, as an exhibit to its most recently filed Form N-CSR, the certification of its Chief Executive Officer and Chief Financial Officer required by Section 302 of the Sarbanes-Oxley Act.

Privacy Policy

In order to conduct its business, the Company collects and maintains certain nonpublic personal information about its stockholders of record with respect to their transactions in shares of the Company’s securities. This information includes the stockholder’s address, tax identification or Social Security number, share balances, and distribution elections. We do not collect or maintain personal information about stockholders whose share balances of our securities are held in “street name” by a financial institution such as a bank or broker.

We do not disclose any nonpublic personal information about you, the Company’s other stockholders or the Company’s former stockholders to third parties unless necessary to process a transaction, service an account, or as otherwise permitted by law.

To protect your personal information internally, we restrict access to nonpublic personal information about the Company’s stockholders to those employees who need to know that information to provide services to our stockholders. We also maintain certain other safeguards to protect your nonpublic personal information.

Repurchase Disclosure

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Company may from time to time purchase shares of its common stock in the open market.

Automatic Dividend Reinvestment Plan

If a stockholder’s shares are registered directly with the Company or with a brokerage firm that participates in the Company’s Automatic Dividend Reinvestment Plan (the “Plan”), all distributions are automatically reinvested for stockholders by the Agent in additional shares of common stock of the Company (unless a stockholder is ineligible or elects otherwise). Stockholders holding shares that participate in the Plan in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan. Stockholders who elect not to participate in the Plan will receive all distributions payable in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to such nominee) by Computershare, as dividend paying agent. Distributions subject to tax (if any) are taxable whether or not shares are reinvested.

22       Tortoise Power and Energy Infrastructure Fund, Inc.

Additional Information (Unaudited) (Continued)

If, on the distribution payment date, the net asset value per share of the common stock is equal to or less than the market price per share of common stock plus estimated brokerage commissions, the Company will issue additional shares of common stock to participants. The number of shares will be determined by dividing the dollar amount of the distribution to the participant by the greater of the net asset value per share or 95 percent of the market price on the payment date of the distribution. Otherwise, shares generally will be purchased on the open market by the Agent as soon as possible following the distribution payment date, but in no event later than 30 days after such date except as necessary to comply with applicable law. There are no brokerage charges with respect to shares issued directly by the Company as a result of distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent’s open-market purchases in connection with the reinvestment of distributions. If a participant elects to have the Agent sell part or all of his or her common stock and remit the proceeds, such participant will be charged a transaction fee of $15.00 plus a $0.05 per share brokerage commission on the shares sold.

Stockholders may elect not to participate in the Plan by sending written, telephone or Internet instructions to Computershare, as dividend paying agent, at the address, telephone number or website address set forth below. Participation is completely voluntary and may be terminated or resumed at any time without penalty. A termination will be effective with respect to a particular distribution if notice is received prior to the record date for such distribution. If a participant has terminated participation in the Plan but continues to have Company common shares registered in his or her name, the participant may re-enroll in the Plan by giving notice in writing to the Agent.

Additional information about the Plan may be obtained by writing to Computershare Trust Company, N.A., P.O. Box 3017, College Station, TX 77842-3170. You may also contact Computershare by phone at (800) 426-5523 or visit their Web site at www.computershare.com.

Approval of the Investment Advisory Agreement

In approving the renewal of the Investment Advisory Agreement in November 2014, the directors who are not “interested persons” (as defined in the Investment Company Act of 1940) of the Company (“Independent Directors”) requested and received extensive data and information from the Adviser concerning the Company and the services provided to it by the Adviser under the Investment Advisory Agreement, including information from independent, third-party sources, regarding the factors considered in their evaluation. Before the Independent Directors voted on approval of the Investment Advisory Agreement, the Independent Directors met with independent legal counsel during executive session and discussed the agreement and related information.

Factors Considered

The Independent Directors considered and evaluated all the information provided by the Adviser. The Independent Directors did not identify any single factor as being all-important or controlling, and each Independent Director may have attributed different levels of importance to different factors. In deciding to renew the agreement, the Independent Directors’ decision was based on the following factors.

Nature, Extent and Quality of Services Provided. The Independent Directors considered information regarding the history, qualification and background of the Adviser and the individuals primarily responsible for the portfolio management of the Company. Additionally, the Independent Directors considered the extent of the resources devoted to research and analysis of the Company’s actual and potential investments, including the research and decision-making processes utilized by the Adviser, as well as risk oversight and the methods adopted to seek to achieve compliance with the investment objectives, policies and restrictions of the Company, and meeting regulatory requirements. Further, the Independent Directors considered the adequacy of the number of the Adviser personnel (including the caliber of portfolio managers and research analysts involved, the large and experienced team of investment, accounting, trading, client service and compliance professionals dedicated to the Company), the continued addition of professionals at the Adviser to broaden its coverage efforts, and other Adviser resources and plans for growth, use of affiliates of the Adviser, and the particular expertise with respect to energy companies, MLP markets and financing (including private financing).

In addition to advisory services, the Independent Directors considered the quality of the administrative and other non-investment advisory services provided to the Company. The Adviser provides the Company with certain services (in addition to any such services provided to the Company by third parties) and officers and other personnel as are necessary for the operations of the Company. In particular, the Adviser provides the Company with the following administrative services including, among others: (i) preparing disclosure documents, such as periodic stockholder reports and the prospectus and the statement of additional information in connection with public offerings; (ii) communicating with analysts to support secondary market analysis of the Company; (iii) oversight of daily accounting and pricing; (iv) preparing periodic filings with regulators and stock exchanges; (v) overseeing and coordinating the activities of other service providers; (vi) organizing Board meetings and preparing the materials for such Board meetings; (vii) providing compliance support; (viii) furnishing analytical and other support to assist the Board in its consideration of strategic issues; (ix) the responsible handling of the leverage target; and (x) performing other administrative services for the operation of the Company, such as press releases, fact sheets, investor calls, leverage financing, tax reporting, tax management, fulfilling regulatory filing requirements and investor relations services.

The Independent Directors also reviewed information received from the Adviser and the Company’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and their applicability to the Company, including the Company’s Code of Ethics.

The Independent Directors concluded that the nature of the Company and the specialized expertise of the Adviser in the energy market, as well as the nature, extent and quality of services provided by the Adviser to the Company, made it qualified to serve as the adviser. The Independent Directors recognized that the Adviser’s commitment to a long-term investment horizon correlated well to the investment strategy of the Company.

Investment Performance of the Company and the Adviser, Costs of the Services To Be Provided and Profits To Be Realized by the Adviser and its Affiliates from the Relationship, and Fee Comparisons. The Independent Directors reviewed and evaluated information regarding the Company’s performance and the performance of the other Adviser accounts (including other investment companies), and information regarding the nature of the markets during the performance period, with a particular focus on the energy sector. The Independent Directors considered the Company’s investment performance for one-year against peer funds as well as a custom composite of sector indices (“custom composite”) and other specialized sector market indices, and senior management’s and portfolio managers’ analysis of the

2014 Annual Report       23

Additional Information (Unaudited) (Continued)

reasons for any over-performance or underperformance against its peers and/or sector market indices, as applicable. The Independent Directors noted that for the relevant period, based on NAV and market price, the Company’s performance outperformed the average for its peers and the custom composite and other sector market indices The Independent Directors noted the lack of peers and sector market indices with similar strategies to the Company and also took into account the custom composite to better reflect the strategy of the Company. The Adviser believes that performance relative to the custom composite is an appropriate performance metric for the Company. The Independent Directors also noted that the custom composite and other sector market indices are pre expenses, in contrast to the Company and its peers. The Independent Directors also noted differences across the peer universe in distribution and leverage strategies, including the Company’s focus on sustainable distributions and a more conservative leverage strategy, and took into account that stockholders, in pursuing their investment goals and objectives, likely purchased their shares based upon the reputation and the investment style, long-term philosophy and strategy of the Adviser. The Independent Directors also considered discussions with the Adviser regarding a variety of strategic alternatives for the Company, including the Adviser’s plans to continue aftermarket support and investor communications regarding recent market price performance. Based upon their review, the Independent Directors concluded that the Company’s performance has been reasonable based on the Company’s strategy and compared to other closed-end funds that focus on the energy sector and that the Company has generated reasonable returns for investors.

The Adviser provided detailed information concerning its cost of providing services to the Company, its profitability in managing the Company, its overall profitability, and its financial condition. The Independent Directors reviewed the methodology used to prepare this financial information. This financial information regarding the Adviser is considered in order to evaluate the Adviser’s financial condition, its ability to continue to provide services under the Investment Advisory Agreement, and the reasonableness of the current management fee, and was, to the extent possible, evaluated in comparison to other more specialized investment advisers to closed-end funds.

The Independent Directors considered and evaluated information regarding fees charged to, and services provided to, other investment companies advised by the Adviser (including the impact of any fee waiver or reimbursement arrangements and any expense reimbursement arrangements), and fees charged to separate institutional accounts and other accounts managed by the Adviser. The information provided to the Independent Directors discussed the significant differences in scope of services provided to the Company and to the Adviser’s other clients. The Independent Directors considered the fee comparisons in light of the different services provided in managing these other types of clients. The Independent Directors considered and evaluated the information they received comparing the Company’s contractual annual management fee and overall expenses with a peer group of comparable closed-end funds with similar investment objectives and strategies, including other energy investment companies determined by the Adviser. Given the specialized universe of managers and funds fitting within the criteria for the peer group as well as a lack of reliable, consistent third party data, the Adviser did not believe that it would be beneficial to engage the services of an independent third-party to prepare the peer group analysis, and the Independent Directors concurred with this approach. The Adviser provided information on the methodology used for determining the peer group.

The Independent Directors concluded that the fees (including the management fee) and expenses that the Company is paying under the Investment Advisory Agreement, as well as the expense ratios of the Company, are reasonable given the quality of services provided under the Investment Advisory Agreement and that such fees and expenses are reasonable compared to the fees charged by advisers to comparable funds.

Economies of Scale. The Independent Directors considered information from the Adviser concerning whether economies of scale would be realized as the Company grows, and whether fee levels reflect any economies of scale for the benefit of the Company’s stockholders. The Independent Directors concluded that economies of scale are difficult to measure and predict overall. Accordingly, the Independent Directors reviewed other information, such as year-over-year profitability of the Adviser generally, the profitability of its management of the Company, and the fees of competitive funds not managed by the Adviser over a range of asset sizes. The Independent Directors concluded the Adviser is appropriately sharing any economies of scale through its fee structure and through reinvestment in its business resources to provide stockholders additional content and services.

Collateral Benefits Derived by the Adviser. The Independent Directors reviewed information from the Adviser concerning collateral benefits it receives as a result of its relationship with the Company. They concluded that the Adviser generally does not directly use the Company’s or stockholder information to generate profits in other lines of business, and therefore does not derive any significant collateral benefits from them.

The Independent Directors did not, with respect to their deliberations concerning their approval of the continuation of the Investment Advisory Agreement, consider the benefits the Adviser may derive from relationships the Adviser may have with brokers through soft dollar arrangements because the Adviser does not employ any such arrangements in rendering its advisory services to the Company. Although the Adviser may receive research from brokers with whom it places trades on behalf of clients, the Adviser does not have soft dollar arrangements or understandings with such brokers regarding receipt of research in return for commissions.

Conclusions of the Directors

The Independent Directors concluded that no single factor reviewed was determinative as the principal factor in whether to approve the Agreement. The process, as discussed above, describes only the most important factors, but not all of the matters, considered by the Independent Directors. On the basis of such information as the Independent Directors considered necessary to the exercise of its reasonable business judgment and its evaluation of all of the factors described above, and after discussion and as assisted by the advice of legal counsel that is independent of the Adviser, the Independent Directors determined that each factor, in the context of all of the other factors they considered, favored approval of the Agreement. The Independent Directors therefore unanimously concluded that the Investment Advisory Agreement between the Company and the Adviser is fair and reasonable in light of the services provided and should be renewed. It was noted that it was the judgment of the Independent Directors that approval of the Investment Advisory Agreement was in the best interests of the Company and its stockholders.

24       Tortoise Power and Energy Infrastructure Fund, Inc.

Office of the Company
and of the Investment Adviser
Tortoise Capital Advisors, L.L.C.
11550 Ash Street, Suite 300
Leawood, Kan. 66211
(913) 981-1020
(913) 981-1021 (fax)
www.tortoiseadvisors.com

Board of Directors of Tortoise Power
and Energy Infrastructure Fund, Inc.

H. Kevin Birzer, Chairman
Tortoise Capital Advisors, L.L.C.

Terry Matlack
Tortoise Capital Advisors, L.L.C.

Rand C. Berney
Independent

Conrad S. Ciccotello
Independent

Charles E. Heath
Independent

Alexandra Herger
Independent (effective 1/1/15)

ADMINISTRATOR
U.S. Bancorp Fund Services, LLC
615 East Michigan St.
Milwaukee, Wis. 53202

CUSTODIAN
U.S. Bank, N.A.
1555 North Rivercenter Drive, Suite 302
Milwaukee, Wis. 53212

TRANSFER, DIVIDEND DISBURSING
AND DIVIDEND REINVESTMENT PLAN AGENT
Computershare Trust Company, N.A. / Computershare Inc.
P.O. Box 30170
College Station, Tex. 77842-3170
(800) 426-5523
www.computershare.com

LEGAL COUNSEL
Husch Blackwell LLP
4801 Main St.
Kansas City, Mo. 64112

INVESTOR RELATIONS
(866) 362-9331
info@tortoiseadvisors.com

STOCK SYMBOL
Listed NYSE Symbol: TPZ

This report is for stockholder information. This is not a prospectus intended for use in the purchase or sale of fund shares. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell.

Tortoise Capital Advisors’ Closed-end Funds

Pureplay MLP Funds				Broader Funds
Name	Ticker	Focus	Total Assets(1) ($ in millions)	Name	Ticker	Focus	Total Assets(1) ($ in millions)
Tortoise Energy Infrastructure Corp.		Midstream Equity	$4,246	Tortoise Pipeline & Energy Fund, Inc.		Pipeline Equity	$430

Tortoise MLP Fund, Inc.		Natural Gas Infrastructure Equity	$2,208	Tortoise Energy Independence Fund, Inc.		North American Upstream Equity	$385

				Tortoise Power and Energy Infrastructure Fund, Inc.		Power & Energy Infrastructure Debt & Dividend Paying Equity	$251

(1) As of 12/31/14

TPZ
LISTED
NYSE

# Tortoise Power and Energy Infrastructure Fund, Inc.

*...Steady Wins®*

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s Chief Executive Officer and its Chief Financial Officer. The Registrant has not made any amendments to this code of ethics during the period covered by this report. The Registrant has not granted any waivers from any provisions of this code of ethics during the period covered by this report.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors has determined that there is at least one “audit committee financial expert” serving on its audit committee. Mr. Conrad Ciccotello is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR. In addition to his experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing or evaluation of financial statements, Mr. Ciccotello has a Ph.D. in Finance.

Item 4. Principal Accountant Fees and Services.

The Registrant has engaged its principal accountant to perform audit services, audit-related services and tax services during the past two fiscal years. “Audit services” refer to performing an audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance (including preparation of tax returns), tax advice, and tax planning. The following table details the approximate amounts of aggregate fees billed to the Registrant for the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 11/30/2014	FYE 11/30/2013
Audit Fees	$110,000	$108,000
Audit-Related Fees	—	—
Tax Fees	$19,000	$31,000
All Other Fees	—	—
Aggregate Non-Audit Fees	$19,000	$31,000

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve (i) the selection of the Registrant’s independent registered public accounting firm, (ii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Registrant, (iii) the engagement of the independent registered public accounting firm to provide any non-audit services to the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, if the engagement relates directly to the operations and financial reporting of the Registrant, and (iv) the fees and other compensation to be paid to the independent registered public accounting firm. The Chairman of the audit committee may grant the pre-approval of any engagement of the independent registered public accounting firm for non-audit services of less than $10,000, and such delegated pre-approvals will be presented to the full audit committee at its next meeting. Under certain limited circumstances, pre-approvals are not required under securities law regulations for certain non-audit services below certain de minimus thresholds. Since the adoption of these policies and procedures, the audit committee has pre-approved all audit and non-audit services provided to the Registrant by the principal accountant. None of these services provided by the principal accountant were approved by the audit committee pursuant to the de minimus exception under Rule 2.01(c)(7)(i)(C) or Rule 2.01(c)(7)(ii) of Regulation S-X. All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

In the Registrant’s fiscal years ended November 30, 2014 and 2013, the Adviser was billed approximately $130,100 and $70,500 in fees, respectively, for tax and other non-audit services provided to the Adviser. These non-audit services were not required to be preapproved by the Registrant’s audit committee. No entity controlling, controlled by, or under common control with the Adviser that provides ongoing services to the Registrant, has paid to, or been billed for fees by, the principal accountant for non-audit services rendered to the Adviser or such entity during the Registrant’s last two fiscal years. The audit committee has considered whether the principal accountant’s provision of services (other than audit services) to the Registrant, the Adviser or any entity controlling, controlled by, or under common control with the Adviser that provides services to the Registrant is compatible with maintaining the principal accountant’s independence in performing audit services.

Item 5. Audit Committee of Listed Registrants.

The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, and at November 30, 2014 was comprised of Mr. Conrad S. Ciccotello, Mr. Rand C. Berney and Mr. Charles E. Heath. Effective January 1, 2015, Ms. Alexandra Herger joined the Registrant’s Board of Directors and became a member of the audit committee. As of the date of filing of this report, the Registrant’s audit committee consists of Mr. Ciccotello, Mr. Berney, Mr. Heath and Ms. Herger.

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Copies of the proxy voting policies and procedures of the Registrant and the Adviser are attached hereto as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV, respectively.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Unless otherwise indicated, information is presented as of November 30, 2014.

Portfolio Managers

As of the date of this filing, management of the Registrant’s portfolio is the responsibility of a team of portfolio managers consisting of H. Kevin Birzer, Terry Matlack, David J. Schulte, Zachary A. Hamel and Kenneth P. Malvey, all of whom are Managers of the Adviser, comprise the investment committee of the Adviser and share responsibility for such investment management. All decisions to invest in a portfolio company must be approved by the unanimous decision of the Adviser’s investment committee and any one member of the Adviser’s investment committee can require the Adviser to sell a portfolio company or can veto the investment committee’s decision to invest in a portfolio company. Biographical information about each member of the Adviser’s investment committee as of the date of this filing is set forth below.

Name and Age*	Position(s) Held with Company and Length of Time Served	Principal Occupation During Past Five Years
H. Kevin Birzer (Born 1959)	Director and Chairman of the Board since 2007	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Member, Fountain Capital Management, LLC (“Fountain Capital”), a registered investment adviser, (1990-May 2009); Director and Chairman of the Board of each of Tortoise Energy Infrastructure Corporation (“TYG”), Tortoise MLP Fund, Inc. (“NTG”), Tortoise Pipeline & Energy Fund, Inc. (“TTP”) and Tortoise Energy Independence Fund, Inc. (“NDP”) since its inception, and of each of Tortoise Energy Capital Corporation (“TYY”) and Tortoise North American Energy Corporation (“TYN”) from its inception until its merger into TYG effective June 23, 2014; Director and Chairman of the Board of Tortoise Capital Resources Corporation (“TTO”) from its inception through November 30, 2011. CFA designation since 1988.
Terry Matlack (Born 1956)	Chief Executive Officer since 2011; Director since 2012	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Director of each of the Company, TYG, TYY, TYN, and TTO from its inception to September 15, 2009; Director of each of TYG, NTG, TTP and NDP since November 12, 2012, and of each of TYY and TYN from November 12, 2012 to June 23, 2014; Chief Executive Officer of NTG since 2010, of TYG since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014; Chief Financial Officer of each of the Company, TYG, TYY and TYN from its inception to May 2011 and of TTO from its inception to June 2012. CFA designation since 1985.
Zachary A. Hamel (Born 1965)	President since 2011	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 1997 and was a Partner there from 2001 through September 2012; President of NTG since 2010, of TYG since May 2011, of each of TTP and NDP since its inception, and of TYY from May 2011 to June 23, 2014; Senior Vice President of TYY from 2005 to May 2011, of TYG from 2007 to May 2011 of TYN from 2007 to June 23, 2014, of the Company from inception to May 2011, and of TTO from 2005 through November 2011. CFA designation since 1998.
Kenneth P. Malvey (Born 1965)	Senior Vice President and Treasurer since 2007	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Joined Fountain Capital in 2002 and was a Partner there from 2004 through September 2012; Treasurer of TYG since 2005, of each of NTG, TTP and NDP since its inception, of TYY and TYN from 2005 to June 23, 2014, and of TTO from 2005 through November 2011; Senior Vice President of TYY from 2005 to June 23, 2014, of TYN from 2007 to June 23, 2014, of TYG since 2007, of each of NTG, TTP and NDP since its inception, and of TTO from 2005 through November 2011. CFA designation since 1996.
David J. Schulte (Born 1961)	Senior Vice President since 2011	Managing Director of the Adviser and member of the Investment Committee of the Adviser since 2002; Managing Director of Corridor InfraTrust Management, LLC, an affiliate of the Adviser; President and Chief Executive Officer of each of TYG, TYY and the Company from its inception to May 2011; Chief Executive Officer of TYN from 2005 to May 2011 and President of TYN from 2005 to September 2008; Chief Executive Officer of TTO (now CorEnergy Infrastructure Trust, Inc. (“CORR”)) since 2005 and President of TTO from 2005 to April 2007 and since June 2012; Senior Vice President of NTG since 2010, of TYG since May 2011, of each of TTP and NDP since its inception, and of each of TYY and TYN from May 2011 to June 23, 2014. CFA designation since 1992.

*The address of each member of the investment committee is 11550 Ash Street, Suite 300, Leawood, Kansas 66211.

The Adviser also serves as the investment adviser to TYG, NTG, TTP and NDP.

The following table provides information about the other accounts managed on a day-to-day basis by each of the portfolio managers as of November 30, 2014:

Name of Manager	Number of Accounts	Total Assets of Accounts	Number of Accounts Paying a Performance Fee	Total Assets of Accounts Paying a Performance Fee
H. Kevin Birzer
Registered investment companies	10	$10,426,750,245	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Zachary A. Hamel
Registered investment companies	10	$10,426,750,245	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Kenneth P. Malvey
Registered investment companies	10	$10,426,750,245	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
Terry Matlack
Registered investment companies	10	$10,426,750,245	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—
David J. Schulte
Registered investment companies	10	$10,426,750,245	0	—
Other pooled investment vehicles	12	$252,920,743	1	$11,771,288
Other accounts	987	$6,787,382,716	0	—

Material Conflicts of Interest

Conflicts of interest may arise from the fact that the Adviser and its affiliates carry on substantial investment activities for other clients, in which the Registrant has no interest, some of which may have investment strategies similar to the Registrant. In addition, conflicts of interest may arise from the fact that a related person of the Adviser has an interest in a limited liability company client, similar to a general partner interest in a partnership, for which the Adviser also serves as manager. The Adviser or its affiliates may have financial incentives to favor certain of these accounts over the Registrant. For example, the Adviser may have an incentive to allocate potentially more favorable investment opportunities to other funds and clients that pay the Adviser an incentive or performance fee. Performance and incentive fees also create the incentive to allocate potentially riskier, but potentially better performing, investments to such funds and other clients in an effort to increase the incentive fee. The Adviser also may have an incentive to make investments in one fund, having the effect of increasing the value of a security in the same issuer held by another fund. Any of their proprietary accounts or other customer accounts may compete with the Registrant for specific trades. The Adviser or its affiliates may give advice and recommend securities to, or buy or sell securities for, other accounts and customers, which advice or securities recommended may differ from advice given to, or securities recommended or bought or sold for, the Registrant, even though their investment objectives may be the same as, or similar to, the Registrant’s objectives. The Adviser has written allocation policies and procedures designed to address potential conflicts of interest. For instance, when two or more clients advised by the Adviser or its affiliates seek to purchase or sell the same publicly traded securities, the securities actually purchased or sold will be allocated among the clients on a good faith equitable basis by the Adviser in its discretion and in accordance with the clients’ various investment objectives and the Adviser’s procedures. In some cases, this system may adversely affect the price or size of the position the Registrant may obtain or sell. In other cases, the Registrant’s ability to participate in volume transactions may produce better execution for it. When possible, the Adviser combines all of the trade orders into one or more block orders, and each account participates at the average unit or share price obtained in a block order. When block orders are only partially filled, the Adviser considers a number of factors in determining how allocations are made, with the overall goal to allocate in a manner so that accounts are not preferred or disadvantaged over time. The Adviser also has allocation policies for transactions involving private placement securities, which are designed to result in a fair and equitable participation in offerings or sales for each participating client.

The Adviser also serves as investment adviser for four other publicly traded management investment companies, all of which invest in the energy sector.

The Adviser will evaluate a variety of factors in determining whether a particular investment opportunity or strategy is appropriate and feasible for the relevant account at a particular time, including, but not limited to, the following: (1) the nature of the investment opportunity taken in the context of the other investments at the time; (2) the liquidity of the investment relative to the needs of the particular entity or account; (3) the availability of the opportunity (i.e., size of obtainable position); (4) the transaction costs involved; and (5) the investment or regulatory limitations applicable to the particular entity or account. Because these considerations may differ when applied to the Registrant and relevant accounts under management in the context of any particular investment opportunity, the Registrant’s investment activities, on the one hand, and other managed accounts, on the other hand, may differ considerably from time to time. In addition, the Registrant’s fees and expenses will differ from those of the other managed accounts. Accordingly, stockholders should be aware that the Registrant’s future performance and the future performance of the other accounts of the Adviser may vary.

Situations may occur when the Registrant could be disadvantaged because of the investment activities conducted by the Adviser and its affiliates for their other accounts. Such situations may be based on, among other things, the following: (1) legal or internal restrictions on the combined size of positions that may be taken for the Registrant or the other accounts, thereby limiting the size of the Registrant’s position; (2) the difficulty of liquidating an investment for the Registrant or the other accounts where the market cannot absorb the sale of the combined position; or (3) limits on co-investing in negotiated transactions under the Investment Company Act of 1940.

Under the Investment Company Act of 1940, the Registrant and its affiliated companies may be precluded from co-investing in negotiated private placements of securities. As such, the Registrant will not co-invest with its affiliates in negotiated private placement transactions. The Adviser will observe a policy for allocating negotiated private investment opportunities among its clients that takes into account the amount of each client’s available cash and its investment objectives. These allocation policies may result in the allocation of investment opportunities to an affiliated company rather than to the Registrant.

To the extent that the Adviser sources and structures private investments in power or energy infrastructure companies, certain employees of the Adviser may become aware of actions planned by such companies, such as acquisitions, which may not be announced to the public. It is possible that the Registrant could be precluded from investing in or selling securities of a power or energy infrastructure company about which the Adviser has material, non-public information; however, it is the Adviser’s intention to ensure that any material, non-public information available to certain employees of the Adviser is not shared with the employees responsible for the purchase and sale of publicly traded securities or to confirm prior to receipt of any material non-public information that the information will shortly be made public. The Registrant’s investment opportunities also may be limited by affiliations of the Adviser or its affiliates with power and energy infrastructure companies.

The Adviser and its principals, officers, employees, and affiliates may buy and sell securities or other investments for their own accounts and may have actual or potential conflicts of interest with respect to investments made on the Registrant’s behalf. As a result of differing trading and investment strategies or constraints, positions may be taken by principals, officers, employees, and affiliates of the Adviser that are the same as, different from, or made at a different time than positions taken for the Registrant. Further, the Adviser may at some time in the future, manage additional investment funds with the same investment objective as the Registrant’s.

Compensation

None of Messrs. Birzer, Hamel, Malvey, Matlack or Schulte receives any direct compensation from the Registrant or any other of the managed accounts reflected in the table above. All such accounts are managed by the Adviser. Messrs. Birzer, Hamel, Malvey, Matlack and Schulte have entered into services agreements with the Adviser that have a one-year initial term, as well as one-year automatic renewals under normal circumstances. Under these services agreements, they receive a base guaranteed payment for the services they provide. They are also eligible for an annual cash bonus based on, among other things, the services they provide, the Adviser’s pre-tax earnings and the satisfaction of certain other conditions, including compliance by the Adviser with certain contractual covenants and compliance by each of the closed-end funds managed by the Adviser (including Registrant) with applicable rules and regulations. The Adviser’s earnings are based in part on the value of assets held in the Registrant’s portfolio, as the Adviser’s fee to the Registrant is a percentage of the average monthly managed assets of the Registrant. Additional benefits received by Messrs. Birzer, Hamel, Malvey, Matlack and Schulte are normal and customary employee benefits generally available to all salaried employees. Each of Messrs. Birzer, Hamel, Malvey, Matlack and Schulte own an equity interest in Tortoise Holdings, LLC which wholly owns the Adviser, and each thus benefits from increases in the net income of the Adviser.

Securities Owned in the Registrant by Portfolio Managers

The following table provides information about the dollar range of equity securities in the Registrant beneficially owned by each of the portfolio managers as of November 30, 2014:

Aggregate Dollar Range of
Portfolio Manager	Holdings in the Registrant
H. Kevin Birzer	$10,001-$50,000
Zachary A. Hamel	$10,001-$50,000
Kenneth P. Malvey	$10,001-$50,000
Terry Matlack	$100,001-$500,000
David J. Schulte	$50,001-$100,000

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
Month #1 6/1/14-6/30/14	0	0	0	0
Month #2 7/1/14-7/31/14	0	0	0	0
Month #3 8/1/14-8/31/14	0	0	0	0
Month #4 9/1/14-9/30/14	0	0	0	0
Month #5 10/1/14-10/31/14	0	0	0	0
Month #6 11/1/14-11/30/14	0	0	0	0
Total	0	0	0	0

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The Registrant’s Chief Executive Officer and its Chief Financial Officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the Registrant intends to satisfy Item 2 requirements through filing of an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the Registrant to 10 or more persons. None.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c) Notices to the Registrant’s common shareholders in accordance with the order under Section 6(c) of the 1940 Act granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 under the 1940 Act, dated September 12, 20111

____________________

1 The Registrant has received exemptive relief from the Securities and Exchange Commission permitting it to make periodic distributions of long-term capital gains with respect to its outstanding common shares as frequently as twelve times each year. This relief is conditioned, in part, on an undertaking by the Registrant to make the disclosures to the holders of the Registrant’s common shares, in addition to the information required by Section 19(a) of the 1940 Act and Rule 19a-1 thereunder. The Registrant is likewise obligated to file with the Commission the information contained in any such notice to shareholders and, in that regard, has attached hereto copies of each such notice made during the period.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Tortoise Power and Energy Infrastructure Fund, Inc.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Terry Matlack
Terry Matlack, Chief Executive Officer

Date January 21, 2015

By (Signature and Title)	/s/ P. Bradley Adams
P. Bradley Adams, Chief Financial Officer

Date January 21, 2015